UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2022

Date of reporting period:	November 1, 2021 – October 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Multi-Asset Absolute Return Fund

Annual report
10 | 31 | 22

Absolute return funds are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PDMAX

Putnam Multi-Asset
Absolute Return
Fund

Annual report
10 | 31 | 22

Message from the Trustees

December 9, 2022

Dear Fellow Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, stocks and bonds have experienced losses, and U.S. gross domestic product has declined slightly. Persistent inflation has caused the U.S. Federal Reserve to raise interest rates, and it may maintain high interest rates in 2023 until inflation indicators move meaningfully lower.

While this environment is challenging, you can be confident that Putnam portfolio managers are working for you. Our teams are actively researching new and attractive investment opportunities for your fund while assessing risks.

We also would like to announce changes to the Board of Trustees. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/22. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 16.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Multi-Asset Absolute Return Fund

Brett, please describe market conditions during the reporting period.

For much of the period, financial markets were challenged by multiple, converging risks in the macroeconomy. Rising inflation, slowing global growth, and geopolitical uncertainty weighed on investor sentiment. China’s zero-tolerance Covid-19 policy also caused periodic shutdowns, worsening supply chain bottlenecks.

Of these concerns, controlling inflation remained a top priority of the U.S. Federal Reserve. In November 2021, the Fed began to taper its $120-billion-per-month bond-buying program, paving the way for higher interest rates in calendar 2022.

After a relatively calm start to the new year, Russia’s invasion of Ukraine on February 24 caused a flight to safety. Energy and food insecurity in Europe drove commodity prices higher, stoking inflation. For the first time since 2018, the Fed raised interest rates, adding 0.25% to borrowing costs at its March 2022 meeting. Markets began to price in several additional interest-rate hikes anticipated from the Fed in calendar 2022.

Multi-Asset Absolute Return Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 10/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Negative weights may result from timing differences between trade settlement dates of securities, such as to-be-announced (TBA) commitments, or from the use of derivatives.

In June 2022, U.S. inflation peaked to a 40-year high. Investors grew cautious that more aggressive monetary tightening would tip the U.S. economy into a recession. Shortly after the close of the period, the Fed made its fourth interest-rate hike of 0.75% this year. The federal funds rate climbed from 0.00%–0.25% at the start of the period to 3.75%–4.00% as of November 2, 2022.

In this risk-averse environment, stocks and bonds posted losses. U.S. stocks, as measured by the S&P 500 Index, returned –14.61% for the period. Non-U.S. stocks in developed markets, as measured by the MSCI EAFE Index [ND], fared worse, returning –23.00%. Investment-grade bonds returned –15.68%, as measured by the Bloomberg U.S. Aggregate Bond Index.

Credit spreads widened as interest rates rose. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury climbed from 1.55% at the start of the period to 4.10% by period-end. Short-term yields rose even more, causing the yield curve to flatten and later invert, a sign of an incoming recession.

4 Multi-Asset Absolute Return Fund

Before we discuss results, can you describe the fund’s strategies?

The fund pursues roughly equivalent risk and total return characteristics by dynamically allocating assets using directional [market sensitive] and nondirectional [market neutral] strategies.

The directional portion of the portfolio consists of two components. The first is a risk-balanced portfolio of stocks and bonds designed to capture long-term market returns. The second is a dynamic asset allocation overlay that reflects tactical views. This overlay consists of tactical long and short positions to equities, interest rates, and commodities based on the team’s expectations for each asset class. The team manages both the composition and total level of risk, depending on market conditions and the prevailing opportunity set.

The nondirectional portion of the portfolio consists of long/short market neutral strategies with a goal to provide flexible uncorrelated sources of alpha.

How did the fund perform for the reporting period?

The fund’s class A shares returned 4.73%, outperforming the benchmark ICE BofA U.S. Treasury Bill Index, which returned 0.62% for the period.

What strategies influenced fund performance during the reporting period?

Overall, directional strategies detracted from fund performance. The equity portion of the

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/22. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Asset Absolute Return Fund 5

risk-balanced portfolio finished negative, while tactical equity positioning led to a small gain. In the first quarter of calendar 2022, the portfolio benefited from short-term modest long and short positions implemented to take advantage of stock market volatility.

A modest long position to equities in the second quarter of calendar 2022 offset some of these gains. During this time, stocks moved into correction territory [a decline of 10% or more from a recent high]. The portfolio benefited from a short position in August and September as stocks sank to year-to-date lows. This position contributed to a loss in October as stocks rebounded from their recent lows. The portfolio held a net long position to equity risk, which resulted in a negative contribution from directional equity exposure.

The fixed income portion of the risk-balanced portfolio finished the period negative. A modest tactical short position to interest-rate risk had a nominal impact on fund results. We removed this tactical position in early February 2022. The portfolio held a net long position to interest-rate risk, which resulted in a negative contribution from directional interest-rate exposure. A modest tactical long position to commodity risk, implemented in March 2022, resulted in a loss. This position ranged from modest long to long through period-end.

Overall, nondirectional strategies boosted fund performance. Our equity selection alpha strategy was the largest positive contributor. Within this strategy, our global equity long/short, sector selection, and quantitative emerging market equity strategies were top performers. Our alternative beta strategy also lifted results, as our volatility carry and cross-asset trend strategies showed strength. Our fixed income selection alpha strategy was also additive, largely due to a strategy focused on structured mortgage credit. Our commodity alpha strategy also finished the period with positive results. Fixed income sector alpha experienced a gain, driven by a strategy that shorts U.S. real yields.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Multi-Asset Absolute Return Fund

How were derivatives used during the reporting period?

Futures were used to help manage the fund’s exposure to market risk, hedge prepayment and interest-rate risks, gain exposure to interest rates, and equitize cash. Total return swaps were used to hedge sector exposure; manage exposure to specific sectors, industries, and securities; and gain exposure to a basket of securities, specific markets, countries, sectors, and industries. We also used interest-rate swaps to hedge interest-rate and prepayment risks, and gain exposure to interest rates. Credit default contracts were used to help hedge credit and market risks, and gain exposure to individual names and baskets of securities.

How is the fund positioned as of November 1, 2022?

The portfolio is positioned slightly bearish as of period-end. Within our dynamic allocation overlay, we have a short position to equity risk and a modest long position to commodity risk. We do not have any tactical exposure to interest-rate risk. Overall, the portfolio has a net long position to equity risk, interest-rate risk, and commodity risk. Portfolio risk is roughly balanced between the directional and non-directional portions of the portfolio. Directional risk mostly comes from commodity exposure. Most of the nondirectional risk comes from our equity selection alpha strategies.

What is your outlook for the economy and the fund?

Volatility has been a major constant across markets year to date. Rising inflation, supply chain disruptions, monetary policy tightening,

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Multi-Asset Absolute Return Fund 7

and the war in Ukraine have weighed down most asset classes. Looking ahead, we expect market volatility to persist and investor sentiment to waver given many uncertainties and fears of recession.

Our near-term outlook for equities is bearish. We think the equity market has yet to bottom given the Fed’s hiking bias and the lack of improvement in labor market tightness. Our breadth thrust signals [a technical indicator that determines market momentum] also have not confirmed the start of a new bullish trend.

Our near-term outlook for rate-sensitive fixed income is neutral. To reduce inflation, the Fed will need to increase interest rates faster and more than the market anticipates, in our view. This has a negative impact on duration exposure. However, this view is tempered by what we perceive to be deteriorating economic data and heightened recession risk, which could be a catalyst for interest rates to move lower.

Our view on commodities is slightly bullish. A strengthening U.S. dollar, rising real yields, and building recessionary forces are headwinds for commodities, in our view. However, in the medium term, we believe supply constraints are a reason to be bullish.

Against this backdrop, we continue to have conviction in our investment strategies given our ability to adapt the portfolios to changing market conditions.

Thank you, Brett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Multi-Asset Absolute Return Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 10/31/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (12/23/08)
Before sales charge	2.73%	1.19%	–1.62%	–2.21%	4.73%
After sales charge	2.29	0.59	–2.78	–4.13	–1.29
Class B (12/23/08)
Before CDSC	2.27	0.59	–2.34	–2.94	3.95
After CDSC	2.27	0.59	–2.71	–3.91	–1.05
Class C (12/23/08)
Before CDSC	2.28	0.58	–2.34	–2.92	3.97
After CDSC	2.28	0.58	–2.34	–2.92	2.97
Class P (8/31/16)
Net asset value	3.04	1.54	–1.22	–1.80	5.16
Class R (12/23/08)
Net asset value	2.45	0.94	–1.86	–2.44	4.45
Class R6 (7/2/12)
Net asset value	3.05	1.55	–1.25	–1.84	5.10
Class Y (12/23/08)
Net asset value	2.98	1.44	–1.37	–1.95	4.92

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Multi-Asset Absolute Return Fund 9

Comparative annualized index returns For periods ended 10/31/22

	Life of fund	10 years	5 years	3 years	1 year
ICE BofA U.S. Treasury
Bill Index	0.56%	0.71%	1.16%	0.56%	0.62%
Bloomberg U.S. Aggregate
Bond Index	2.29	0.74	–0.54	–3.77	–15.68
S&P 500 Index	13.70	12.79	10.44	10.22	–14.61

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $10,604 and $10,598, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class P, R, R6, and Y shares would have been valued at $11,647, $10,977, 11,662, and $11,541, respectively.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

10 Multi-Asset Absolute Return Fund

Fund price and distribution information For the 12-month period ended 10/31/22

Distributions	Class A		Class B	Class C	Class P	Class R	Class R6	Class Y
Number	1		1	1	1	1	1	1
Income	$0.066		—	—	$0.116	$0.048	$0.111	$0.090
Capital gains
Long-term gains	0.125		$0.125	$0.125	0.125	0.125	0.125	0.125
Short-term gains	—		—	—	—	—	—	—
Total	$0.191		$0.125	$0.125	$0.241	$0.173	$0.236	$0.215
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
10/31/21	$10.24	$10.86	$9.78	$9.75	$10.39	$10.02	$10.42	$10.35
10/31/22	10.53	11.17	10.04	10.01	10.68	10.29	10.71	10.64

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 9/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (12/23/08)
Before sales charge	2.65%	1.01%	–1.62%	–3.35%	3.44%
After sales charge	2.21	0.41	–2.78	–5.24	–2.51
Class B (12/23/08)
Before CDSC	2.19	0.41	–2.37	–4.08	2.61
After CDSC	2.19	0.41	–2.74	–5.04	–2.39
Class C (12/23/08)
Before CDSC	2.20	0.41	–2.36	–4.06	2.72
After CDSC	2.20	0.41	–2.36	–4.06	1.72
Class P (8/31/16)
Net asset value	2.96	1.35	–1.25	–2.96	3.79
Class R (12/23/08)
Net asset value	2.36	0.76	–1.88	–3.59	3.13
Class R6 (7/2/12)
Net asset value	2.97	1.36	–1.27	–3.00	3.83
Class Y (12/23/08)
Net asset value	2.89	1.26	–1.39	–3.11	3.64

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Multi-Asset Absolute Return Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/21	0.93%	1.68%	1.68%	0.51%	1.18%	0.55%	0.68%
Annualized expense ratio for the
six-month period ended 10/31/22*†‡	1.10%	1.85%	1.85%	0.67%	1.35%	0.71%	0.85%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.03%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Includes one-time annualized merger costs of 0.10%.

‡ Includes a decrease of 0.28% from annualizing the performance fee adjustment for the six months ended 10/31/22.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/22 to 10/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.57	$9.34	$9.34	$3.39	$6.83	$3.60	$4.30
Ending value (after expenses)	$1,007.70	$1,004.00	$1,004.00	$1,009.50	$1,005.90	$1,009.40	$1,008.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

12 Multi-Asset Absolute Return Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/22, use the following calculation method. To find the value of your investment on 5/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.60	$9.40	$9.40	$3.41	$6.87	$3.62	$4.33
Ending value (after expenses)	$1,019.66	$1,015.88	$1,015.88	$1,021.83	$1,018.40	$1,021.63	$1,020.92

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Multi-Asset Absolute Return Fund 13

Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. International investing involves currency, economic, and political risks. Emerging market securities have illiquidity and volatility risks. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs.

Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful. The fund may not achieve its goal, and it is not intended to be a complete investment program.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. The fund is not intended to outperform stocks and bonds during strong market rallies. The fund’s prospectus lists additional risks. You can lose money by investing in the fund.

14 Multi-Asset Absolute Return Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The

Multi-Asset Absolute Return Fund 15

streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

16 Multi-Asset Absolute Return Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2022, Putnam employees had approximately $449,000,000 and the Trustees had approximately $60,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Multi-Asset Absolute Return Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Multi-Asset Absolute Return Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management and sub-advisory contracts, effective July 1, 2022. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam

Multi-Asset Absolute Return Fund 19

Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management and sub-advisory contracts would lower the sub-management and sub-advisory fees paid by Putnam Management to PIL and PAC, respectively.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. The management contract also provides for a reduction of the management fee for the fund in any circumstance where the fee payable by the fund under the management contract would be higher than the management fee would have been under the fund’s prior management contract, which was subject to a different performance fee structure. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2024. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management and sub-advisory contracts. In addition, during its fiscal year ending in 2021, your fund’s expenses were reduced as a result of Putnam Management’s contractual agreement to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, any applicable performance-based

20 Multi-Asset Absolute Return Fund

upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) exceeded an annual rate of 0.77% of its average net assets. Effective July 1, 2021, this expense limitation was no longer operative.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division

Multi-Asset Absolute Return Fund 21

throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2021. Your fund’s class A shares’ return, net of fees and expenses, was positive and exceeded the return of its benchmark over the one-year period ended December 31, 2021, and was negative and trailed the return of its benchmark over the three-year and five-year periods ended December 31, 2021. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management

22 Multi-Asset Absolute Return Fund

process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Multi-Asset Absolute Return Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Multi-Asset Absolute Return Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Multi-Asset Absolute Return Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Multi-Asset Absolute Return Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 9, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Multi-Asset Absolute Return Fund 25

The fund’s portfolio 10/31/22

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (34.7%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.9%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$31,142	$31,541
5.00%, 5/20/49	93,085	91,157
4.50%, TBA, 11/1/52	5,000,000	4,736,404
4.00%, TBA, 11/1/52	3,000,000	2,763,092
3.50%, with due dates from 10/20/49 to 11/20/49	67,910	61,034
3.00%, TBA, 11/1/52	3,000,000	2,607,467
		10,290,695
U.S. Government Agency Mortgage Obligations (32.8%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3.50%, 8/1/43	246,522	223,881
3.00%, 3/1/43	197,901	173,716
Federal National Mortgage Association Pass-Through Certificates
5.50%, 1/1/38	579,263	585,762
5.00%, with due dates from 1/1/49 to 8/1/49	57,113	55,280
4.50%, 5/1/49	12,727	12,094
3.50%, 6/1/56	1,399,410	1,239,836
3.50%, with due dates from 6/1/42 to 7/1/43	439,881	399,179
3.00%, with due dates from 2/1/43 to 2/1/43	514,697	451,797
Uniform Mortgage-Backed Securities
5.50%, TBA, 12/1/52	24,000,000	23,625,542
5.50%, TBA, 11/1/52	24,000,000	23,664,919
5.00%, TBA, 12/1/52	38,000,000	36,583,915
5.00%, TBA, 11/1/52	67,000,000	64,576,503
4.50%, TBA, 11/1/52	22,000,000	20,630,146
3.50%, TBA, 11/1/52	1,000,000	879,375
2.50%, TBA, 11/1/52	4,000,000	3,274,690
2.00%, TBA, 11/1/52	4,000,000	3,150,496
		179,527,131
Total U.S. government and agency mortgage obligations (cost $192,949,981)		$189,817,826

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Bonds 2.50%, 5/15/46 [i]	$261,000	$189,168
Total U.S. treasury obligations (cost $189,168)		$189,168

COMMON STOCKS (11.6%)*	Shares	Value
Basic materials (1.3%)
Anglo American Platinum, Ltd. (South Africa)	6,782	$539,466
Asian Paints, Ltd. (India)	33,614	1,263,931
Coromandel International, Ltd. (India)	50,181	583,081
Fertiglobe PLC (United Arab Emirates)	145,929	202,277
Inner Mongolia ERDOS Resources Co., Ltd. Class B (China)	642,500	1,120,520
Northam Platinum Holdings, Ltd. (South Africa) †	32,645	306,354
United Tractors Tbk PT (Indonesia)	329,900	683,857
Vale SA ADR (Brazil)	140,622	1,819,649
Vedanta, Ltd. (India)	188,269	637,877
		7,157,012

26 Multi-Asset Absolute Return Fund

COMMON STOCKS (11.6%)* cont.	Shares	Value
Capital goods (0.1%)
Haitian International Holdings, Ltd. (China)	176,000	$351,932
Schaeffler India, Ltd. (India)	11,001	365,795
		717,727
Communication services (0.1%)
Hellenic Telecommunications Organization SA (Greece)	30,722	482,740
KT Corp. (South Korea)	7,992	205,107
		687,847
Consumer cyclicals (1.6%)
Astra International Tbk PT (Indonesia)	2,874,900	1,223,121
Cheil Worldwide, Inc. (South Korea)	24,074	412,524
China Yongda Automobiles Services Holdings, Ltd. (China)	388,000	174,030
Haier Smart Home Co., Ltd. Class H (China)	432,600	1,082,895
iHeartMedia, Inc. Class A †	26,640	220,579
Kia Corp. (South Korea)	23,576	1,095,046
KOC Holding A/S (Turkey)	441,403	1,318,453
Maruti Suzuki India, Ltd. (India)	4,830	556,334
MultiChoice Group (South Africa)	52,177	340,949
Page Industries, Ltd. (India)	2,029	1,221,018
WalMart de Mexico (Walmex) SAB de CV (Mexico)	100,037	386,455
Zhongsheng Group Holdings, Ltd. (China)	215,500	818,418
		8,849,822
Consumer staples (0.9%)
Ambev SA (Brazil)	66,500	205,982
Arca Continental SAB de CV (Mexico)	179,063	1,462,834
Cencosud SA (Chile)	836,886	1,126,492
Coca-Cola Icecek AS (Turkey)	25,672	237,215
Grupo Bimbo SAB de CV Class A (Mexico)	66,455	257,629
Indofood Sukses Makmur Tbk PT (Indonesia)	441,100	182,302
JD.com, Inc. Class A (China)	63,851	1,192,283
		4,664,737
Energy (0.4%)
China Shenhua Energy Co., Ltd. (China)	419,500	1,103,004
Indo Tambangraya Megah Tbk PT (Indonesia)	348,200	1,006,279
		2,109,283
Financials (2.3%)
Agricultural Bank of China, Ltd. Class H (China)	3,967,000	1,130,763
Banco Bradesco SA (Preference) (Brazil)	309,760	1,190,946
Banco de Chile (Chile)	7,121,771	651,338
Cathay Financial Holding Co., Ltd. (Taiwan)	503,000	588,304
China Construction Bank Corp. Class H (China)	497,000	264,093
China Development Financial Holding Corp. (Taiwan)	2,364,000	859,487
China International Capital Corp., Ltd. Class H (China)	553,200	766,116
China Minsheng Banking Corp., Ltd. Class H (China)	1,476,000	428,503
CTBC Financial Holding Co., Ltd. (Taiwan)	1,745,000	1,101,034
FirstRand, Ltd. (South Africa)	18,156	63,605
Hana Financial Group, Inc. (South Korea)	39,730	1,147,551
Hong Leong Bank Bhd (Malaysia)	249,600	1,117,311
Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	12,678	295,960
Itausa SA (Brazil)	710,600	1,477,465

Multi-Asset Absolute Return Fund 27

COMMON STOCKS (11.6%)* cont.	Shares	Value
Financials cont.
KB Financial Group, Inc. (South Korea)	34,648	$1,165,544
Ping An Insurance Group Co. of China, Ltd. Class H (China)	19,000	76,034
Shin Kong Financial Holding Co., Ltd. (Taiwan)	560,000	138,630
Tisco Financial Group PCL (Thailand)	76,000	191,697
		12,654,381
Health care (0.5%)
Bangkok Dusit Medical Services PCL (Thailand)	147,700	114,481
Cipla, Ltd./India (India)	22,513	317,351
CSPC Pharmaceutical Group, Ltd. (China)	1,218,000	1,252,650
Sun Pharmaceutical Industries, Ltd. (India)	99,810	1,226,849
		2,911,331
Technology (3.7%)
Alibaba Group Holding, Ltd. (China) †	288,124	2,293,891
Baidu, Inc. Class A (China) †	65,700	630,411
Hon Hai Precision Industry Co., Ltd. (Taiwan)	452,000	1,434,402
Infosys, Ltd. (India)	97,967	1,817,378
Lenovo Group, Ltd. (China)	1,450,000	1,155,344
LG Innotek Co., Ltd. (South Korea)	5,148	1,066,832
NetEase, Inc. (China)	90,100	1,002,488
Samsung Electronics Co., Ltd. (South Korea)	81,060	3,370,759
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	65,010	4,001,366
Tata Consultancy Services, Ltd. (India)	41,417	1,596,342
Tencent Holdings, Ltd. (China)	48,400	1,270,005
United Microelectronics Corp. (Taiwan)	369,000	443,349
		20,082,567
Transportation (0.5%)
COSCO SHIPPING Holdings Co., Ltd. Class H (China)	444,400	479,681
Evergreen Marine Corp. Taiwan, Ltd. (Taiwan)	165,600	706,825
Hyundai Glovis Co., Ltd. (South Korea)	9,710	1,183,230
International Container Terminal Services, Inc. (Philippines)	16,890	50,576
		2,420,312
Utilities and power (0.2%)
CPFL Energia SA (Brazil)	178,800	1,226,037
Glow Energy PCL (Thailand) † F	35,800	9
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	25,989	32,486
		1,258,532
Total common stocks (cost $69,529,831)		$63,513,551

INVESTMENT COMPANIES (9.3%)*	Shares	Value
Consumer Staples Select Sector SPDR Fund	121,100	$8,808,814
Energy Select Sector SPDR Fund	113,466	10,211,940
Materials Select Sector SPDR Fund	105,000	7,778,400
Real Estate Select Sector SPDR Fund	207,735	7,630,107
Technology Select Sector SPDR Fund	65,500	8,375,485
Utility Select Sector SPDR Fund	121,500	8,113,770
Total investment companies (cost $50,256,315)		$50,918,516

28 Multi-Asset Absolute Return Fund

MORTGAGE-BACKED SECURITIES (8.6%)*	Principal amount	Value
Agency collateralized mortgage obligations (5.3%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2990, Class LB, ((-2.556 x ICE LIBOR USD 1 Month) + 16.95%), 8.225%, 6/15/34	$35,160	$37,973
REMICs Ser. 5043, IO, 5.00%, 11/25/50	2,572,159	570,359
REMICs Ser. 5128, Class IE, IO, 4.50%, 7/25/51	2,974,794	669,297
REMICs Ser. 4976, Class MI, IO, 4.50%, 5/25/50	3,375,257	734,659
REMICs Ser. 5125, Class MI, IO, 4.50%, 11/25/48	3,360,264	741,962
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	456,103	89,142
REMICs Ser. 5010, Class IE, IO, 4.00%, 9/25/50	3,836,677	734,701
REMICs Ser. 4355, Class DI, IO, 4.00%, 3/15/44	164,009	3,497
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	1,160,459	164,392
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	156,252	5,725
REMICs Ser. 5060, Class EI, IO, 3.50%, 1/25/51	2,068,680	408,221
REMICs Ser. 4136, Class IW, IO, 3.50%, 10/15/42	1,056,235	129,820
REMICs Ser. 5082, Class IQ, IO, 3.00%, 3/25/51	5,450,572	833,556
REMICs Ser. 5160, Class IW, IO, 3.00%, 10/25/50	3,479,347	406,400
REMICs Ser. 4150, Class DI, IO, 3.00%, 1/15/43	1,272,686	163,031
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	1,977,186	143,741
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	722,350	49,698
REMICs Ser. 5119, Class IB, IO, 3.00%, 6/25/41	4,297,096	540,575
REMICs IFB Ser. 4727, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 2.788%, 11/15/47	1,960,632	204,495
REMICs IFB Ser. 3852, Class NT, ((-1 x ICE LIBOR USD 1 Month) + 6.00%), 2.588%, 5/15/41	580,566	476,794
Structured Pass-Through Certificates FRB Ser. 8, Class A9, IO, 0.46%, 11/15/28 W	62,981	315
Structured Pass-Through Certificates FRB Ser. 59, Class 1AX, IO, 0.281%, 10/25/43 W	396,555	2,774
Structured Pass-Through Certificates Ser. 48, Class A2, IO, 0.212%, 7/25/33 W	623,585	4,673
REMICs Ser. 3175, Class MO, PO, zero %, 6/15/36	5,340	4,741
Federal National Mortgage Association
REMICs IFB Ser. 05-74, Class NK, ((-5 x ICE LIBOR USD 1 Month) + 27.50%), 9.572%, 5/25/35	30,818	31,128
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	1,870,232	335,149
REMICs IFB Ser. 11-4, Class CS, ((-2 x ICE LIBOR USD 1 Month) + 12.90%), 5.729%, 5/25/40	265,153	266,567
REMICs Ser. 18-58, Class IO, IO, 5.50%, 8/25/48	1,664,097	294,610
REMICs Ser. 15-28, IO, 5.50%, 5/25/45	2,470,329	459,234
Interest Strip Ser. 397, Class 2, IO, 5.00%, 9/25/39	12,664	2,613
REMICs Ser. 20-93, Class WI, IO, 5.00%, 6/25/50	3,070,008	657,289
REMICs Ser. 17-113, IO, 5.00%, 1/25/38	435,638	43,731
REMICs Ser. 21-15, Class JI, IO, 4.50%, 4/25/51	2,020,114	449,071
REMICs Ser. 21-17, Class KI, IO, 4.50%, 4/25/51	3,527,014	718,911
REMICs Ser. 20-62, Class CI, IO, 4.00%, 6/25/48	2,341,259	459,927
REMICs Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	1,736,121	308,497
REMICs Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	456,115	21,047
REMICs Ser. 21-25, Class IJ, IO, 3.50%, 5/25/51	3,733,366	639,936
REMICs Ser. 20-99, Class IB, IO, 3.50%, 5/25/50	3,789,992	696,600
REMICs Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	115,661	3,730

Multi-Asset Absolute Return Fund 29

MORTGAGE-BACKED SECURITIES (8.6%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	$398,377	$21,162
REMICs Ser. 14-10, IO, 3.50%, 8/25/42	353,842	48,736
REMICs Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	970,391	97,955
REMICs Ser. 21-67, Class IG, IO, 3.00%, 10/25/51	3,109,116	488,642
REMICs Ser. 21-44, Class NI, IO, 3.00%, 7/25/51	2,736,449	494,991
REMICs Ser. 21-56, Class IL, IO, 3.00%, 3/25/51	3,963,530	648,583
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	1,093,209	140,272
REMICs Ser. 6, Class BI, IO, 3.00%, 12/25/42	669,452	25,570
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	141,448	423
REMICs Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	349,341	3,113
REMICs IFB Ser. 17-8, Class SB, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.514%, 2/25/47	4,699,447	364,771
REMICs Ser. 22-13, IO, 2.50%, 12/25/51	2,252,301	287,418
REMICs Ser. 21-3, Class NI, IO, 2.50%, 2/25/51	3,524,964	492,503
REMICs IFB Ser. 19-49, Class ST, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.02%), 2.434%, 9/25/49	3,157,505	345,608
REMICs IFB Ser. 17-74, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.75%), 2.164%, 10/25/47	4,876,571	313,867
REMICs Trust Ser. 98-W2, Class X, IO, 0.239%, 6/25/28 W	420,558	6,305
REMICs Trust Ser. 98-W5, Class X, IO, 0.05%, 7/25/28 W	138,991	2,083
REMICs Ser. 08-36, Class OV, PO, zero %, 1/25/36	2,660	2,287
Government National Mortgage Association
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	2,002,745	399,147
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	1,004,425	199,067
Ser. 14-76, IO, 5.00%, 5/20/44	1,137,688	230,561
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	898,698	142,864
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	406,745	87,125
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	3,660	307
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	276,744	56,826
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	437,262	90,369
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	1,416,255	303,008
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	1,094,028	227,011
Ser. 21-209, Class TG, IO, 4.50%, 11/20/51	3,624,852	624,849
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	941,694	182,858
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	120,318	7,078
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	632,911	114,843
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	302,042	57,646
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	509,460	85,978
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	216,145	39,362
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	166,417	18,778
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	2,295,986	434,860
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	1,176,516	194,245
Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	235,193	20,238
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	419,982	54,585
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	194,484	30,145
Ser. 14-104, IO, 4.00%, 3/20/42	1,943,391	236,657
Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	498,175	52,698
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	823,460	78,842

30 Multi-Asset Absolute Return Fund

MORTGAGE-BACKED SECURITIES (8.6%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 20-167, Class PI, IO, 3.50%, 11/20/50	$2,697,028	$498,185
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	567,675	66,702
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	362,705	28,708
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	411,636	45,971
Ser. 12-145, IO, 3.50%, 12/20/42	796,683	124,729
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	203,433	14,775
Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	287,706	17,982
Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	439,752	15,171
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	945,146	42,436
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	952,168	59,260
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	276,442	4,838
Ser. 21-78, Class IP, IO, 3.00%, 5/20/51	4,933,450	710,170
Ser. 20-186, Class DI, IO, 3.00%, 12/20/50	4,195,161	637,219
IFB Ser. 20-112, Class MS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 2.811%, 8/20/50	2,947,909	335,678
IFB Ser. 18-91, Class SJ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.25%), 2.761%, 7/20/48	1,761,736	139,224
IFB Ser. 13-99, Class VS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 2.688%, 7/16/43	331,749	17,211
IFB Ser. 13-129, Class SN, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 2.661%, 9/20/43	282,912	18,146
IFB Ser. 20-15, Class CS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.561%, 2/20/50	88,830	6,032
IFB Ser. 19-99, Class KS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.561%, 8/20/49	90,260	7,454
IFB Ser. 19-78, Class SJ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.561%, 6/20/49	100,210	7,092
Ser. 17-H02, Class BI, IO, 2.451%, 1/20/67 W	4,117,455	128,465
Ser. 16-H04, Class HI, IO, 2.374%, 7/20/65 W	3,098,244	103,172
Ser. 15-H24, Class HI, IO, 2.094%, 9/20/65 W	3,003,778	55,420
Ser. 16-H11, Class HI, IO, 2.089%, 1/20/66 W	3,219,064	122,491
Ser. 15-H15, Class JI, IO, 1.989%, 6/20/65 W	7,514,150	379,465
Ser. 15-H19, Class NI, IO, 1.913%, 7/20/65 W	9,409,882	411,212
Ser. 15-H25, Class EI, IO, 1.886%, 10/20/65 W	6,245,321	279,166
Ser. 15-H10, Class CI, IO, 1.823%, 4/20/65 W	11,333,844	548,558
Ser. 15-H26, Class EI, IO, 1.75%, 10/20/65 W	6,674,246	284,990
Ser. 15-H09, Class BI, IO, 1.675%, 3/20/65 W	9,513,188	330,089
Ser. 15-H25, Class AI, IO, 1.616%, 9/20/65 W	9,658,253	354,458
Ser. 15-H20, Class CI, IO, 1.573%, 8/20/65 W	10,179,151	526,262
FRB Ser. 15-H16, Class XI, IO, 1.511%, 7/20/65 W	6,536,066	284,972
Ser. 16-H23, Class NI, IO, 1.506%, 10/20/66 W	4,975,158	158,210
FRB Ser. 16-H16, Class DI, IO, 1.387%, 6/20/66 W	3,183,056	135,539
Ser. 15-H25, Class BI, IO, 1.223%, 10/20/65 W	8,530,662	318,194
Ser. 14-H21, Class AI, IO, 0.423%, 10/20/64 W	7,613,784	224,500
Ser. 15-H26, Class DI, IO, 0.244%, 10/20/65 W	4,126,780	142,576
Ser. 16-H02, Class BI, IO, 0.08%, 11/20/65	10,189,854	553,309
Ser. 16-H03, Class AI, IO, 0.02%, 1/20/66 W	6,444,444	185,095

Multi-Asset Absolute Return Fund 31

MORTGAGE-BACKED SECURITIES (8.6%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H09, Class AI, IO, 0.013%, 4/20/65 W	$6,570,328	$155,776
Ser. 16-H04, Class KI, IO, 0.01%, 2/20/66 W	6,312,423	120,508
GSMPS Mortgage Loan Trust 144A FRB Ser. 99-2, IO, 0.431%, 9/19/27 W	59,577	149
		28,862,376
Commercial mortgage-backed securities (1.9%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.313%, 1/15/49 W	86,269	1
Banc of America Commercial Mortgage Trust 144A FRB Ser. 08-1, Class C, 6.567%, 2/10/51 (In default) † W	626,011	13,146
Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 W	8,192	7,987
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class D, 4.845%, 5/10/47 W	315,000	272,614
Ser. 12-CR3, Class F, 4.75%, 10/15/45 W	725,000	311,023
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,056,000	344,467
GS Mortgage Securities Trust 144A FRB Ser. 14-GC24, Class D, 4.532%, 9/10/47 W	1,037,000	729,998
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.788%, 2/15/47 W	1,229,000	815,247
FRB Ser. 13-C14, Class E, 4.548%, 8/15/46 W	1,491,000	1,197,604
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class F, 4.964%, 5/15/45 W	766,000	534,362
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	370,000	274,993
Ser. 12-C6, Class G, 2.972%, 5/15/45 W	1,166,000	624,160
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class E, 4.35%, 8/15/46 W	1,350,000	54,150
FRB Ser. 13-C11, Class F, 4.35%, 8/15/46 W	1,720,000	12,711
FRB Ser. 13-C10, Class D, 4.07%, 7/15/46 W	2,538,000	1,718,896
Morgan Stanley Capital I Trust Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	722,869	671,355
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class G, 5.083%, 7/15/49 W	795,000	402,510
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F, 5.00%, 5/10/63 W	853,000	9
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.166%, 11/15/48 W	465,044	119
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21, Class E, 5.102%, 10/15/44 W	381,064	350,960
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.296%, 7/15/46 W	823,000	328,609
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	1,355,000	778,854
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	367,000	11,854
Ser. 11-C4, Class E, 4.843%, 6/15/44 W	87,000	65,430
FRB Ser. 13-C15, Class D, 4.529%, 8/15/46 W	673,004	409,427
FRB Ser. 12-C10, Class E, 4.363%, 12/15/45 W	697,000	199,430
		10,129,916

32 Multi-Asset Absolute Return Fund

MORTGAGE-BACKED SECURITIES (8.6%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) (1.4%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (ICE LIBOR USD 1 Month + 0.19%), 3.776%, 5/25/47	$308,208	$171,888
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D, (ICE LIBOR USD 1 Month + 0.35%), 3.936%, 3/25/37	530,232	448,088
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (ICE LIBOR USD 1 Month + 10.00%), 13.586%, 7/25/28	1,224,978	1,307,750
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (ICE LIBOR USD 1 Month + 11.00%), 14.586%, 10/25/48	161,000	172,054
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (ICE LIBOR USD 1 Month + 10.50%), 14.086%, 3/25/49	63,000	66,636
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1, (ICE LIBOR USD 1 Month + 3.70%), 7.286%, 12/25/30	82,000	80,904
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (ICE LIBOR USD 1 Month + 12.25%), 15.836%, 9/25/28	2,209,468	2,439,474
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (ICE LIBOR USD 1 Month + 5.70%), 9.286%, 4/25/28	631,535	665,287
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (ICE LIBOR USD 1 Month + 5.55%), 9.136%, 4/25/28	43,561	44,962
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, (ICE LIBOR USD 1 Month + 4.85%), 8.436%, 10/25/29	265,000	272,064
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1, (ICE LIBOR USD 1 Month + 4.45%), 8.036%, 2/25/30	451,000	462,266
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (ICE LIBOR USD 1 Month + 4.00%), 7.586%, 5/25/25	15,794	15,945
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (ICE LIBOR USD 1 Month + 3.60%), 7.186%, 1/25/30	346,000	337,220
Federal National Mortgage Association 144A Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2, (US 30 Day Average SOFR + 3.00%), 5.997%, 1/25/42	543,000	484,628
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	25,719	22,808
GSAA Trust FRB Ser. 07-6, Class 1A1, (ICE LIBOR USD 1 Month + 0.12%), 3.826%, 5/25/47	122,403	78,892
MortgageIT Trust FRB Ser. 04-1, Class M2, (ICE LIBOR USD 1 Month + 1.01%), 4.591%, 11/25/34	111,106	102,606
Residential Accredit Loans, Inc. FRB Ser. 06-QO5, Class 1A1, (ICE LIBOR USD 1 Month + 0.43%), 4.016%, 5/25/46	142,274	122,355
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1, Class 2A1, (ICE LIBOR USD 1 Month + 0.18%), 3.766%, 1/25/37	575,302	482,016
		7,777,843
Total mortgage-backed securities (cost $54,100,384)		$46,770,135

COMMODITY LINKED NOTES (7.6%)*†††	Principal amount	Value
BofA Finance, LLC 144A sr. unsec. unsub. notes, compound SOFR less 0.05%, 3/7/23 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6 Excess Return Strategy multiplied by 3)	$10,120,000	$9,173,559
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, compound SOFR, 3/27/23 (Indexed to the Citi Commodities F3 vs F0 — 4x Leveraged Index multiplied by 3)	10,604,000	11,061,372

Multi-Asset Absolute Return Fund 33

COMMODITY LINKED NOTES (7.6%)*††† cont.	Principal amount	Value
Citigroup Global Markets Holdings, Inc. 144A sr. notes, zero %, 11/28/22 (Indexed to the Citi Cross-Asset Trend 10% Vol Index multiplied by 3)	$4,990,000	$7,902,556
Goldman Sachs International 144A notes zero %, 3/31/23 (Indexed to the S&P GSCI Excess Return Index multiplied by 3)	5,001,000	4,850,232
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, zero %, 3/7/23 (Indexed to the S&P GSCI Light Energy Excess Return Index multiplied by 3)	8,090,000	8,476,306
Total commodity Linked Notes (cost $38,805,000)		$41,464,025

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.8%)*		Principal amount	Value
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’lvoire)		$1,310,000	$1,023,438
Cote d’lvoire (Republic of) 144A sr. unsec. unsub. bonds 5.25%, 3/22/30 (Cote d’lvoire)	EUR	190,000	143,308
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)		$150,000	115,582
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)		433,000	424,402
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)		153,000	142,901
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.30%, 9/30/33 (Egypt)		200,000	125,250
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%, 3/1/29 (Egypt)		200,000	143,997
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.125%, 1/18/26 (Ghana)		620,000	228,625
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%, 2/11/27 (Ghana)		200,000	60,750
Indonesia (Republic of) sr. unsec. unsub. notes 4.65%, 9/20/32 (Indonesia)		1,305,000	1,205,845
Romania (Government of) 144A unsec. bonds 3.625%, 3/27/32 (Romania)		420,000	309,364
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)		200,000	150,000
Tunisia (Central Bank of) sr. unsec. unsub. notes Ser. REGS, 5.75%, 1/30/25 (Tunisia)		260,000	164,616
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)		383,000	296,496
Total foreign government and agency bonds and notes (cost $5,741,399)			$4,534,574

WARRANTS (0.8%)* †	Expiration date	Strike price	Warrants	Value
Bank of Jiangsu Co., Ltd. 144A (China)	11/28/23	$0.00	1,195,231	$1,132,216
Chongqing Zhifei Biological Products Co., Ltd. 144A (China)	6/30/23	0.00	73,600	860,414
ENN Natural Gas Co., Ltd. 144A (China)	9/22/23	0.00	393,545	833,944
Guaranteed Rate, Inc. F	3/1/23	0.01	337	7
Inner Mongolia Yuan Xing Energy Co., Ltd. 144A (China)	6/30/23	0.00	299,900	264,794
Shaanxi Coal Industry Co., Ltd. 144A (China)	8/21/23	0.00	116,900	317,808
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. 144A (China)	1/27/23	0.00	24,800	1,104,827
Total warrants (cost $5,625,871)				$4,514,010

34 Multi-Asset Absolute Return Fund

ASSET-BACKED SECURITIES (0.5%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (ICE LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$796,627	$794,636
Mello Warehouse Securitization Trust 144A FRB Ser. 21-3, Class E, (ICE LIBOR USD 1 Month + 3.25%), 6.836%, 11/25/55	520,000	477,824
MRA Issuance Trust 144A FRB Ser. 22-2, Class A3, (US SOFR + 1.25%), 4.21%, 1/17/23	783,000	783,000
Station Place Securitization Trust 144A
FRB Ser. 22-3, Class A1, (CME Term SOFR 1 Month + 1.25%), 4.828%, 5/29/23	523,000	523,000
FRB Ser. 21-14, Class A1, (ICE LIBOR USD 1 Month + 0.70%), 4.272%, 12/8/22	182,000	182,000
Total asset-backed securities (cost $2,769,852)		$2,760,460

CORPORATE BONDS AND NOTES (0.2%)*	Principal amount	Value
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)	$270,000	$201,150
Itau Unibanco Holding SA/Cayman Islands 144A unsec. sub. FRB 3.875%, 4/15/31 (Brazil)	220,000	189,244
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	60,000	60,210
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	118,000	107,174
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5.375%, 4/12/27 (Venezuela) (In default) †	1,000	20
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	75,000	54,051
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	416,000	314,600
ReNew Wind Energy AP2/ReNew Power Pvt, Ltd. other 9 Subsidiaries company guaranty sr. notes Ser. REGS, 4.50%, 7/14/28 (India)	200,000	147,916
Total corporate bonds and notes (cost $1,286,793)		$1,074,365

UNITS (0.1%)*	Units	Value
Banco BTG Pactual SA (Brazil)	58,100	$325,508
Total units (cost $292,483)		$325,508

SHORT-TERM INVESTMENTS (59.3%)*	Principal amount/ shares	Value
Interest in $50,000,000 tri-party repurchase agreement dated 10/31/2022 with Barclays Capital, Inc. due 11/1/2022 — maturity value of $50,004,167 for an effective yield of 3.000% (collateralized by U.S. Treasuries (including strips) with a coupon rate of 0.375% and a due date of 1/31/2026, valued at $51,027,219)	$50,000,000	$50,000,000
Interest in $315,867,000 joint tri-party repurchase agreement dated 10/31/2022 with BofA Securities, Inc. due 11/1/2022 — maturity value of $82,396,980 for an effective yield of 3.050% (collateralized by Agency Mortgage-Backed Securities with a coupon rate of 4.500% and due dates ranging from 7/20/2052 to 9/20/2052, valued at $322,184,341)	82,390,000	82,390,000

Multi-Asset Absolute Return Fund 35

SHORT-TERM INVESTMENTS (59.3%)* cont.		Principal amount/ shares	Value
Interest in $426,800,000 joint tri-party repurchase agreement dated 10/31/2022 with Citigroup Global Markets, Inc. due 11/1/2022 — maturity value of $82,406,981 for an effective yield of 3.050% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.000% to 6.500% and due dates ranging from 8/20/2052 to 12/20/2071, valued at $435,338,597)		$82,400,000	$82,400,000
Interest in $508,400,000 joint tri-party repurchase agreement dated 10/31/2022 with Royal Bank of Canada due 11/1/2022 — maturity value of $82,406,958 for an effective yield of 3.040% (collateralized by U.S. Treasuries (including strips) with coupon rates ranging from 0.125% to 4.375% and due dates ranging from 4/15/2023 to 10/31/2029, valued at $518,611,863)		82,400,000	82,400,000
Sheffield Receivables Co., LLC asset backed commercial paper 3.165%, 11/16/22 (United Kingdom)		2,565,000	2,560,842
Skandinaviska Enskilda Banken AB commercial paper 3.356%, 11/7/22 (Sweden)		2,500,000	2,498,333
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01% P	Shares	6,168,000	6,168,000
TotalEnergies Capital Canada, Ltd. commercial paper 3.084%, 11/3/22 (Canada)		$2,500,000	2,499,331
U.S. Treasury Bills 2.802%, 11/8/22 # ∆ § Φ		9,900,000	9,894,863
U.S. Treasury Bills 3.054%, 11/25/22 ∆ § Φ		1,700,000	1,696,291
U.S. Treasury Bills 3.054%, 11/22/22 ∆ § Φ		1,600,000	1,596,914
Total short-term investments (cost $324,106,311)			$324,104,574

TOTAL INVESTMENTS
Total investments (cost $745,653,388)	$729,986,712

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
bp	Basis Points
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only

36 Multi-Asset Absolute Return Fund

LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SOFR	Secured Overnight Financing Rate
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2021 through October 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $546,268,768.
†††	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $3,899,877 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,307,582 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $1,720,165 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,204,065 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

Multi-Asset Absolute Return Fund 37

FUTURES CONTRACTS OUTSTANDING at 10/31/22
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	14	$2,710,386	$2,718,100	Dec-22	$(141,704)
S&P 500 Index E-Mini (Short)	181	35,041,419	35,141,150	Dec-22	1,217,378
U.S. Treasury Note 2 yr (Short)	659	134,688,273	134,688,273	Dec-22	2,746,994
U.S. Treasury Note 10 yr (Long)	727	80,401,656	80,401,657	Dec-22	(4,726,996)
Unrealized appreciation					3,964,372
Unrealized (depreciation)					(4,868,700)
Total					$(904,328)

TBA SALE COMMITMENTS OUTSTANDING at 10/31/22 (proceeds receivable $88,386,446)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 5.50%, 11/1/52	$24,000,000	11/14/22	$23,664,919
Uniform Mortgage-Backed Securities, 5.00%, 11/1/52	44,000,000	11/14/22	42,408,450
Uniform Mortgage-Backed Securities, 4.00%, 11/1/52	1,000,000	11/14/22	909,531
Uniform Mortgage-Backed Securities, 3.00%, 11/1/52	5,000,000	11/14/22	4,244,920
Uniform Mortgage-Backed Securities, 2.50%, 11/1/52	5,000,000	11/14/22	4,093,362
Uniform Mortgage-Backed Securities, 2.00%, 11/1/52	15,000,000	11/14/22	11,814,366
Total			$87,135,548

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$12,009,000	$529,237 E	$(1,581)	12/21/32	US SOFR — Annually	3.265% — Annually	$(530,817)
40,722,000	280,167 E	45,117	12/21/24	US SOFR — Annually	4.20% — Annually	(235,050)
29,681,000	272,175 E	62,719	12/21/27	3.80% — Annually	US SOFR — Annually	334,894
23,726,000	783,433 E	(111,460)	12/21/32	3.40% — Annually	US SOFR — Annually	671,972
6,714,000	502,006 E	(56,023)	12/21/52	US SOFR — Annually	3.00% — Annually	(572,314)
684,000	45,356	(23)	9/29/52	3.0575% — Annually	US SOFR — Annually	45,030
684,000	44,980	(23)	9/29/52	3.0605% — Annually	US SOFR — Annually	44,652
263,000	1,294	(1)	9/29/24	4.321% — Annually	US SOFR — Annually	872
2,649,000	29,828	(35)	9/29/32	3.67061% — Annually	US SOFR — Annually	27,131
2,729,500	40,615	(22)	9/30/27	US SOFR — Annually	3.6865% — Annually	(37,907)
2,729,500	40,861	(22)	9/30/27	US SOFR — Annually	3.6845% — Annually	(38,158)
7,253,000	61,433	(27)	9/30/24	4.1255% — Annually	US SOFR — Annually	54,331

38 Multi-Asset Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$5,338,000	$142,098	$(70)	9/30/32	3.4825% — Annually	US SOFR — Annually	$139,871
351,000	2,745	(1)	10/3/24	US SOFR — Annually	4.16% — Annually	(2,340)
2,654,000	66,005	(35)	10/3/32	US SOFR — Annually	3.504% — Annually	(64,373)
3,983,000	50,226	(32)	10/4/27	3.7375% — Annually	US SOFR — Annually	47,025
593,000	4,797	(2)	10/4/24	US SOFR — Annually	4.145% — Annually	(4,140)
369,000	9,059	(5)	10/4/32	US SOFR — Annually	3.508% — Annually	(8,836)
1,927,000	16,765	(16)	10/4/27	3.826% — Annually	US SOFR — Annually	15,084
2,213,000	175,491	(75)	10/6/52	US SOFR — Annually	2.9857% — Annually	(174,531)
1,626,000	38,926	(21)	10/11/32	3.5155% — Annually	US SOFR — Annually	38,452
20,156,000	119,727 E	(43,028)	12/21/24	4.25% — Annually	US SOFR — Annually	76,699
1,733,000	34,123	(23)	10/11/32	3.5675% — Annually	US SOFR — Annually	33,565
1,562,000	68,634	(53)	10/13/52	3.1795% — Annually	US SOFR — Annually	67,803
3,159,000	15,321	(12)	10/14/24	US SOFR — Annually	4.316% — Annually	(11,976)
2,553,000	39,367	(34)	10/14/32	US SOFR — Annually	3.6195% — Annually	(37,577)
1,237,000	12,469	(16)	10/20/32	3.6845% — Annually	US SOFR — Annually	11,661
1,493,000	13,079	(51)	10/24/52	3.372% — Annually	US SOFR — Annually	12,535
8,441,000	54,276	(111)	10/31/32	3.885% — Annually	US SOFR — Annually	(55,298)
1,958,000	53,336	(67)	10/25/52	3.5695% — Annually	US SOFR — Annually	(53,608)
1,307,000	2,444	(44)	10/28/52	US SOFR — Annually	3.43% — Annually	2,898
3,908,000	5,510	(15)	10/28/24	4.4905% — Annually	US SOFR — Annually	3,546
2,698,000	7,312	(36)	10/28/32	3.774% — Annually	US SOFR — Annually	6,145
6,795,000	15,085	(25)	11/1/24	4.4465% — Annually	US SOFR — Annually	15,059
1,809,000	10,058	(62)	11/1/52	US SOFR — Annually	3.389% — Annually	(10,120)
9,534,000	1,621	(36)	11/2/24	US SOFR — Annually	4.5545% — Annually	(1,657)

Multi-Asset Absolute Return Fund 39

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	$6,777,000	$18,298	$(90)	11/2/32	3.84% — Annually	US SOFR — Annually	$(18,387)
	39,000	16	—	11/2/24	US SOFR — Annually	4.585% — Annually	16
AUD	233,000	4,848 E	4,265	12/21/32	6 month AUD-BBR-BBSW — Semiannually	4.21% — Semiannually	(583)
AUD	13,081,000	53,718 E	(40,997)	12/21/24	3.78% — Quarterly	6 month AUD-BBR-BBSW — Quarterly	12,721
CAD	196,000	1,062 E	(2,294)	12/21/32	3.69% — Semiannually	3 month CAD-BA-CDOR — Semiannually	(1,233)
CAD	19,373,000	18,060 E	(16,241)	12/21/24	4.425% — Semiannually	3 month CAD-BA-CDOR — Semiannually	(34,301)
CHF	2,710,000	2,246 E	7	12/21/32	Swiss Average Rate Overnight — Annually	2.01% — Annually	2,254
EUR	1,236,000	47,002 E	76,875	12/21/32	6 month EUR-EURIBOR — Semiannually	2.624% — Annually	29,873
EUR	24,874,000	42,526 E	(124,226)	12/21/24	2.91% — Annually	6 month EUR-EURIBOR — Semiannually	(81,700)
GBP	425,000	18,609 E	52,017	12/21/32	Sterling Overnight Index Average — Annually	3.34% — Annually	33,408
GBP	4,606,000	64,918 E	(28,943)	12/21/24	5.34% — Annually	Sterling Overnight Index Average — Annually	(93,861)
NOK	7,932,000	14,573 E	772	12/21/32	3.48% — Annually	6 month NOK-NIBOR-NIBR — Semiannually	15,345
NZD	3,521,000	82,069 E	(4,692)	12/21/32	3 month NZD-BBR-FRA — Quarterly	4.175% — Semiannually	(86,760)
SEK	50,293,000	77,208 E	(27,978)	12/21/32	2.925% — Annually	3 month SEK-STIBOR-SIDE — Quarterly	49,231
Total			$(216,776)	$(363,454)
E Extended effective date.

40 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/22
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
$123,475,779	$128,736,547	$—	10/20/23	(Secured Overnight Financing Rate plus 0.22%) — Monthly	A basket (MLFCF15) of common stocks — Monthly*	$5,217,323
188,114	182,846	—	6/20/23	(Secured Overnight Financing Rate plus 1.00%) — Monthly	Al Rajhi Bank — Monthly	(5,268)
420,171	422,119	—	6/20/23	(Secured Overnight Financing Rate plus 1.00%) — Monthly	Etihad Etisalat Co. — Monthly	1,384
123,174,436	129,301,339	—	10/20/23	Secured Overnight Financing Rate plus 0.05% — Monthly	Russell 1000 Total Return Index — Monthly	(6,042,577)
1,083,101	1,023,109	—	6/20/23	(Secured Overnight Financing Rate plus 1.00%) — Monthly	Sahara International Petrochemical Co. — Monthly	(61,479)
289,322	283,469	—	6/20/23	(Secured Overnight Financing Rate plus 1.00%) — Monthly	Saudi Tadawul Group Holding — Monthly	(6,112)
Barclays Bank PLC
51,158,176	51,389,757	—	5/26/23	0.10% — Monthly	Buraschi Barclays Adaptive Trend Strategy — Ex-Commodities — Monthly #	231,013
Citibank, N.A.
803,499	910,287	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Advance Auto Parts — Monthly	(105,252)
159,923	175,497	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Aerovironment Inc — Monthly	(15,268)
657,255	679,964	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	AKAMI Technologies Inc — Monthly	(21,453)

Multi-Asset Absolute Return Fund 41

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
$704,506	$598,250	$—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Align Technology Inc. — Monthly	$107,603
1,681,051	1,741,673	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Array Technologies Inc. — Monthly	(57,408)
162,554	169,271	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	B&G Foods Inc. — Monthly	(11,792)
281,023	294,742	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Banc First Corp. — Monthly	(14,412)
647,847	555,542	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Bausch Health Cos Inc. — Monthly	93,544
637,338	549,794	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Beauty Health Co. — Monthly	88,762
283,061	257,108	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Big Commerce Holdings Ser 1 — Monthly	26,494
300,787	258,384	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Blackline Inc. — Monthly	42,978
166,177	156,876	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Canada Goose Holdings Inc — Monthly	9,619
155,358	126,070	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Catalent Inc — Monthly	29,585
493,288	449,563	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Digital Turbine Inc. — Monthly	44,668
70,349	69,126	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Ebix Inc. — Monthly	1,357

42 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
$663,184	$719,737	$ —	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Energizer Holdings Inc. — Monthly	$(55,285)
300,839	275,102	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	F5 Inc. — Monthly	26,312
174,328	141,534	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Figs Inc-Class A — Monthly	33,128
141,990	140,724	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Floor & Decor Holdings Inc-A — Monthly	1,537
339,993	339,965	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	FreshPet Inc. — Monthly	679
852,140	982,779	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Gibraltar Industries Inc. — Monthly	(129,011)
182,766	177,397	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Hayward Holdings Inc — Monthly	5,719
477,136	535,436	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Healthcare Services Group — Monthly	(57,387)
1,061,153	1,120,647	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	INSULET Corp — Monthly	(57,466)
303,157	282,537	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Kornit Digital Ltd. — Monthly	21,199
2,369,834	2,644,870	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	L3Harris Technologies Inc. — Monthly	(270,505)
245,260	214,779	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Lending Club Corp. — Monthly	30,950

Multi-Asset Absolute Return Fund 43

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
$482,890	$488,196	$ —	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Lumen Technologies Inc. — Monthly	$(4,383)
886,348	890,967	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	MACOM Technology Solutions — Monthly	(2,924)
216,943	232,610	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Mercury Systems Inc. — Monthly	(15,253)
74,623,277	73,696,459	—	10/27/23	Secured Overnight Financing Rate minus 0.12% — Quarterly	MSCI Daily TR Net Emerging Markets USD — Quarterly	926,817
331,839	290,497	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	NCINO Inc. — Monthly	41,976
208,917	199,113	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Newell Brands Inc. — Monthly	10,204
166,329	148,300	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Omnicell Inc — Monthly	18,347
1,727,216	1,509,279	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Penumbra Inc. — Monthly	221,239
837,421	838,864	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Premier Inc. Class A — Monthly	158
1,793,337	1,767,969	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Ralph Lauren Corp. — Monthly	14,491
477,928	539,425	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Sanmina-Sci Corp. — Monthly	(60,584)
178,581	177,277	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Shoals Technologies Group -A — Monthly	1,645

44 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
$592,361	$581,738	$—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Syneaos Health Inc. — Monthly	$11,756
1,732,387	1,636,923	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Tesla Inc. — Monthly	98,776
581,541	547,610	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Universal Display Corp. — Monthly	35,043
479,199	510,858	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Wayfair Inc. Class A — Monthly	(30,862)
240,629	206,767	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	WD−40 Corp. — Monthly	33,316
554,505	530,703	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Whirlpool Corp. — Monthly	24,862
540,086	555,497	—	7/5/24	Secured Overnight Financing Rate minus 0.28% — Monthly	Yeti Holdings Inc. — Monthly	(14,379)
132,722	159,098	—	7/5/24	Secured Overnight Financing Rate minus 3.75% — Monthly	Zynex Inc. — Monthly	(26,443)
Goldman Sachs International
216,499,881	227,165,280	—	12/15/25	(Secured Overnight Financing Rate plus 0.40%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	10,464,617
207,520,597	216,836,289	—	12/15/25	Secured Overnight Financing Rate minus 0.25% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	(9,160,871)
100,604	117,609	—	12/15/25	Secured Overnight Financing Rate minus 0.28% — Monthly	Beyond Meat Inc. — Monthly	(17,782)
314,443	350,401	—	12/15/25	Secured Overnight Financing Rate minus 0.28% — Monthly	Bloom Energy Corp. — A — Monthly	(35,645)

Multi-Asset Absolute Return Fund 45

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/22 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$67,829	$68,323	$—	12/15/25	(Secured Overnight Financing Rate plus 0.40%) — Monthly	Evraz PLC — Monthly	$410
5,684,823	5,741,569	—	12/15/25	(0.45%) — Monthly	Goldman Sachs Volatility Carry US Enhanced 3x Excess Return Strategy — Monthly ††	56,746
17,104,615	17,342,225	—	12/15/25	(0.45%) — Monthly	Goldman Sachs Volatility Carry US Series 85 Excess Return Strategy — Monthly ††	237,611
4,063,389	4,117,718	—	12/15/25	(0.30%) — Monthly	Goldman Sachs Volatility of Volatility Carry Excess Return Strategy — Monthly †	54,329
12,469,061	12,658,774	—	12/15/25	(0.30%) — Monthly	Goldman Sachs Volatility of Volatility Carry Series 69 Excess Return Strategy — Monthly †	189,713
JPMorgan Chase Bank N.A.
27,114,141	27,137,505	—	10/4/23	(Secured Overnight Financing Rate plus 0.41%) — Monthly	A basket (JPCMPTFL) of common stocks — Monthly*	(24,435)
UBS AG
164,242,787	173,750,054	—	5/22/23	(Secured Overnight Financing Rate plus 0.35%) — Monthly	A basket (UBSPUSER) of common stocks — Monthly*	9,415,324
164,326,907	173,603,600	—	5/22/23	Secured Overnight Financing Rate plus 0.20% — Monthly	S&P 500 Total Return 4 Jan 1988 Index — Monthly	(9,113,009)
Upfront premium received		—		Unrealized appreciation		27,871,234
Upfront premium (paid)		—		Unrealized (depreciation)		(25,417,245)
Total		$—		Total	$2,453,989
† Replicates exposure to the difference between the implied and the realized volatility risk premium in the CBOE Volatility Index option market, with a delta hedge overlay.
†† Replicates exposure to the difference between the implied and the realized volatility risk premium on the S&P500 Index, with a delta hedge overlay.
# BEFSBAXD is a trend strategy that invests in global futures (excluding commodities) based on long and short term trends in futures prices.
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

46 Multi-Asset Absolute Return Fund

A BASKET (MLFCF15) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Apple, Inc.	Technology	60,657	$9,301,108	7.22%
Microsoft Corp.	Technology	21,911	5,086,120	3.95%
Alphabet, Inc. Class A	Technology	50,754	4,796,753	3.73%
Amazon.com, Inc.	Consumer cyclicals	33,611	3,443,066	2.67%
JPMorgan Chase & Co.	Financials	20,074	2,526,966	1.96%
Procter & Gamble Co. (The)	Consumer staples	17,489	2,355,188	1.83%
Merck & Co., Inc.	Health care	22,859	2,313,294	1.80%
Coca-Cola Co. (The)	Consumer staples	38,607	2,310,652	1.79%
Eli Lilly and Co.	Health care	5,991	2,169,225	1.69%
CVS Health Corp.	Health care	20,480	1,939,453	1.51%
Accenture PLC Class A	Technology	6,827	1,938,323	1.51%
Philip Morris International, Inc.	Consumer staples	20,351	1,869,201	1.45%
Exxon Mobil Corp.	Energy	16,471	1,825,144	1.42%
Booking Holdings, Inc.	Consumer cyclicals	969	1,811,778	1.41%
Qualcomm, Inc.	Technology	14,821	1,743,873	1.35%
Synopsys, Inc.	Technology	5,880	1,720,230	1.34%
Vertex Pharmaceuticals, Inc.	Health care	5,503	1,716,988	1.33%
AbbVie, Inc.	Health care	11,406	1,669,883	1.30%
Abbott Laboratories	Health care	16,398	1,622,434	1.26%
General Dynamics Corp.	Capital goods	6,390	1,596,115	1.24%
Lockheed Martin Corp.	Capital goods	3,190	1,552,719	1.21%
Tesla, Inc.	Consumer cyclicals	6,724	1,530,031	1.19%
Cadence Design Systems, Inc.	Technology	9,437	1,428,657	1.11%
NVIDIA Corp.	Technology	10,379	1,400,897	1.09%
Goldman Sachs Group, Inc. (The)	Financials	3,974	1,369,151	1.06%
Citigroup, Inc.	Financials	29,748	1,364,258	1.06%
Bristol-Myers Squibb Co.	Health care	17,316	1,341,493	1.04%
Cisco Systems, Inc./Delaware	Technology	28,778	1,307,382	1.02%
MetLife, Inc.	Financials	17,629	1,290,586	1.00%
Marathon Petroleum Corp.	Energy	11,009	1,250,822	0.97%
American International Group, Inc.	Financials	21,690	1,236,356	0.96%
AutoZone, Inc.	Consumer cyclicals	457	1,158,027	0.90%
Pfizer, Inc.	Health care	24,532	1,141,961	0.89%
eBay, Inc.	Technology	28,614	1,139,971	0.89%
Verizon Communications, Inc.	Communication services	30,169	1,127,432	0.88%
Adobe, Inc.	Technology	3,475	1,106,693	0.86%
Uber Technologies, Inc.	Consumer staples	41,257	1,096,189	0.85%
Wells Fargo & Co.	Financials	23,158	1,065,029	0.83%
CSX Corp.	Transportation	36,254	1,053,530	0.82%
Cheniere Energy, Inc.	Energy	5,883	1,037,751	0.81%
Meta Platforms, Inc. Class A	Technology	10,852	1,010,979	0.79%
PepsiCo, Inc.	Consumer staples	5,562	1,009,882	0.78%
Corteva, Inc.	Basic materials	15,420	1,007,563	0.78%
Marathon Oil Corp.	Energy	32,743	997,038	0.77%
Ulta Beauty, Inc.	Consumer staples	2,316	971,457	0.75%

Multi-Asset Absolute Return Fund 47

A BASKET (MLFCF15) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
AT&T, Inc.	Communication services	51,322	$935,597	0.73%
CF Industries Holdings, Inc.	Basic materials	8,510	904,283	0.70%
Discover Financial Services	Financials	8,649	903,455	0.70%
American Electric Power Co., Inc.	Utilities and power	9,918	872,025	0.68%
Fortive Corp.	Capital goods	12,732	813,566	0.63%

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Exxon Mobil Corp.	Energy	15,261	$1,691,095	0.74%
Chevron Corp.	Energy	9,078	1,642,139	0.72%
ConocoPhillips	Energy	12,443	1,568,962	0.69%
Cummins, Inc.	Capital goods	6,345	1,551,453	0.68%
Merck & Co., Inc.	Health care	15,071	1,525,135	0.67%
Shell PLC (London Exchange) (United Kingdom)	Energy	54,445	1,506,951	0.66%
GoDaddy, Inc. Class A	Technology	18,529	1,489,728	0.66%
Vinci SA (France)	Capital goods	16,152	1,487,529	0.65%
Keysight Technologies, Inc.	Technology	8,339	1,452,228	0.64%
MSCI, Inc.	Technology	3,060	1,434,781	0.63%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	60,516	1,434,507	0.63%
Weyerhaeuser Co.	Basic materials	46,193	1,428,740	0.63%
FactSet Research Systems, Inc.	Consumer cyclicals	3,325	1,414,554	0.62%
PepsiCo, Inc.	Consumer staples	7,695	1,397,341	0.62%
Gilead Sciences, Inc.	Health care	17,703	1,388,992	0.61%
SEI Investments Co.	Financials	25,494	1,384,335	0.61%
Lockheed Martin Corp.	Capital goods	2,780	1,352,800	0.60%
Fortive Corp.	Capital goods	21,127	1,349,997	0.59%
Hershey Co. (The)	Consumer staples	5,618	1,341,412	0.59%
Eiffage SA (France)	Basic materials	14,758	1,335,189	0.59%
Secom Co., Ltd. (Japan)	Consumer cyclicals	22,651	1,293,986	0.57%
Hartford Financial Services Group, Inc. (The)	Financials	17,695	1,281,305	0.56%
Energias de Portugal (EDP) SA (Portugal)	Utilities and power	290,809	1,271,839	0.56%
AT&T, Inc.	Communication services	68,981	1,257,522	0.55%
Kirin Holdings Co., Ltd. (Japan)	Consumer staples	83,977	1,237,035	0.54%
Leidos Holdings, Inc.	Technology	12,114	1,230,657	0.54%
Textron, Inc.	Capital goods	17,912	1,225,919	0.54%
Diageo PLC (United Kingdom)	Consumer staples	29,528	1,223,223	0.54%
Avery Dennison Corp.	Basic materials	6,955	1,179,265	0.52%
Agilent Technologies, Inc.	Technology	8,483	1,173,655	0.52%
Moncler SpA (Italy)	Consumer cyclicals	26,772	1,156,041	0.51%
Garmin, Ltd.	Technology	12,968	1,141,713	0.50%
W.R. Berkley Corp.	Financials	15,272	1,135,928	0.50%
Arch Capital Group, Ltd.	Financials	19,728	1,134,386	0.50%

48 Multi-Asset Absolute Return Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Chubb, Ltd.	Financials	5,247	$1,127,518	0.50%
Nitto Denko Corp. (Japan)	Basic materials	21,171	1,115,267	0.49%
Phillips 66	Energy	10,586	1,104,054	0.49%
Ferrari NV (Italy)	Consumer cyclicals	5,583	1,100,926	0.48%
Dropbox, Inc. Class A	Technology	49,222	1,070,573	0.47%
EXOR NV	Financials	15,830	1,063,917	0.47%
NetApp, Inc.	Technology	15,305	1,060,201	0.47%
Trimble Inc.	Technology	17,367	1,044,802	0.46%
Philip Morris International, Inc.	Consumer staples	11,322	1,039,958	0.46%
Colgate-Palmolive Co.	Consumer staples	14,010	1,034,520	0.46%
Airbnb, Inc. Class A	Consumer staples	9,502	1,015,859	0.45%
Valeo (France)	Consumer cyclicals	60,690	1,001,114	0.44%
Panasonic Corp. (Japan)	Consumer cyclicals	136,253	975,823	0.43%
Mettler-Toledo International, Inc.	Health care	767	969,781	0.43%
VeriSign, Inc.	Technology	4,812	964,577	0.42%
Sealed Air Corp.	Basic materials	20,190	961,433	0.42%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Rollins, Inc.	Consumer cyclicals	36,147	$1,521,051	0.70%
Air Liquide SA (France)	Basic materials	11,182	1,462,045	0.67%
Ingersoll Rand, Inc.	Capital goods	28,621	1,445,366	0.67%
Visa, Inc. Class A	Financials	6,898	1,429,074	0.66%
Allianz SE (Germany)	Financials	7,876	1,418,180	0.65%
AXA SA (France)	Financials	55,582	1,373,229	0.63%
LVMH Moet Hennessy Louis Vuitton SA (France)	Consumer cyclicals	2,154	1,360,253	0.63%
Reed Elsevier (United Kingdom)	Consumer cyclicals	50,124	1,345,647	0.62%
Imperial Brands PLC (United Kingdom)	Consumer staples	55,207	1,344,737	0.62%
CGI Group, Inc. Class A (Canada)	Technology	16,649	1,341,118	0.62%
International Paper Co.	Basic materials	39,431	1,325,264	0.61%
BlackRock, Inc.	Financials	2,028	1,310,049	0.60%
STERIS PLC	Health care	7,483	1,291,365	0.60%
Prudential Financial, Inc.	Financials	12,227	1,286,166	0.59%
Moody’s Corp.	Consumer cyclicals	4,851	1,285,002	0.59%
Enel SpA (Italy)	Utilities and power	287,415	1,283,565	0.59%
Toyota Motor Corp. (Japan)	Consumer cyclicals	92,484	1,280,951	0.59%
Broadridge Financial Solutions, Inc.	Financials	8,180	1,227,520	0.57%
Alexandria Real Estate Equities, Inc.	Financials	8,441	1,226,531	0.57%
Equifax, Inc.	Consumer cyclicals	7,197	1,220,189	0.56%
Orange SA (France)	Communication services	127,692	1,215,348	0.56%
Monster Beverage Corp.	Consumer staples	12,964	1,214,946	0.56%
Hess Corp.	Energy	8,566	1,208,495	0.56%
SoftBank Corp. (Japan)	Communication services	122,089	1,203,276	0.55%
BNP Paribas SA (France)	Financials	25,456	1,194,828	0.55%

Multi-Asset Absolute Return Fund 49

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Solvay SA (France)	Basic materials	13,231	$1,193,000	0.55%
Realty Income Corp.	Financials	19,152	1,192,611	0.55%
Waste Connections, Inc.	Capital goods	8,971	1,183,363	0.55%
Masco Corp.	Consumer cyclicals	25,139	1,163,200	0.54%
Texas Pacific Land Corp.	Energy	503	1,159,381	0.53%
Sumitomo Mitsui Financial Group, Inc. (Japan)	Financials	41,206	1,156,415	0.53%
Enbridge, Inc. (Canada)	Utilities and power	29,463	1,147,931	0.53%
Cooper Cos., Inc. (The)	Health care	4,178	1,142,236	0.53%
NICE, Ltd. (Israel)	Communication services	5,984	1,134,385	0.52%
D.R. Horton, Inc.	Consumer cyclicals	13,974	1,074,310	0.50%
Bridgestone Corp. (Japan)	Consumer cyclicals	29,602	1,067,458	0.49%
Pioneer Natural Resources Co.	Energy	4,059	1,040,702	0.48%
Aeon Co., Ltd. (Japan)	Consumer cyclicals	55,491	1,036,157	0.48%
Ceridian HCM Holding, Inc.	Technology	15,585	1,031,564	0.48%
Berkshire Hathaway, Inc. Class B	Financials	3,492	1,030,350	0.48%
Mizuho Financial Group, Inc. (Japan)	Financials	93,089	1,005,417	0.46%
S&P Global, Inc.	Consumer cyclicals	3,124	1,003,639	0.46%
Swisscom AG (Switzerland)	Communication services	2,030	1,001,954	0.46%
Walt Disney Co. (The)	Consumer cyclicals	9,319	992,883	0.46%
Heineken NV (Netherlands)	Consumer staples	11,704	978,489	0.45%
Westlake Corp.	Basic materials	10,018	968,201	0.45%
Kubota Corp. (Japan)	Capital goods	68,882	961,925	0.44%
Erie Indemnity Co. Class A	Financials	3,727	957,929	0.44%
ORIX Corp. (Japan)	Financials	63,048	926,456	0.43%
Fastenal Co.	Consumer staples	19,076	921,951	0.43%

A BASKET (JPCMPTFL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Dexcom, Inc.	Health care	3,984	$481,157	1.77%
Clorox Co. (The)	Consumer cyclicals	2,969	433,549	1.60%
UMW Holdings Corp.	Financials	127,088	416,850	1.54%
Enovis Corp.	Capital goods	8,140	402,514	1.48%
Thor Industries, Inc.	Consumer cyclicals	4,811	391,985	1.44%
PulteGroup, Inc.	Consumer cyclicals	9,530	381,115	1.40%
Carter’s, Inc.	Consumer cyclicals	5,555	377,043	1.39%
AZEK Co., Inc. (The)	Basic materials	21,089	369,270	1.36%
Hanesbrands, Inc.	Consumer cyclicals	52,082	355,200	1.31%
Amedisys, Inc.	Health care	3,625	353,780	1.30%
Cardinal Health, Inc.	Health care	4,644	352,456	1.30%
Columbia Sportswear Co.	Consumer cyclicals	4,592	342,084	1.26%
Spirit AeroSystems Holdings, Inc. Class A	Capital goods	14,608	338,325	1.25%
Armstrong World Industries, Inc.	Basic materials	4,414	333,533	1.23%
AT&T, Inc.	Communication services	18,245	332,612	1.23%

50 Multi-Asset Absolute Return Fund

A BASKET (JPCMPTFL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Victoria’s Secret & Co.	Consumer cyclicals	8,650	$325,249	1.20%
Definitive Healthcare Corp.	Health care	19,971	315,149	1.16%
Block, Inc. Class A	Consumer cyclicals	5,087	305,593	1.13%
Tandem Diabetes Care, Inc.	Health care	5,438	305,345	1.13%
ChargePoint Holdings, Inc.	Capital goods	21,618	302,225	1.11%
ICU Medical, Inc.	Health care	1,965	291,649	1.07%
Timken Co. (The)	Basic materials	4,060	289,412	1.07%
BWX Technologies, Inc.	Capital goods	4,996	284,696	1.05%
Driven Brands Holdings, Inc.	Consumer cyclicals	8,728	279,136	1.03%
Quanta Services, Inc.	Capital goods	1,888	268,178	0.99%
Etsy, Inc.	Consumer staples	2,854	268,021	0.99%
Boston Beer Co., Inc. Class A	Consumer staples	717	267,510	0.99%
DoubleVerify Holdings, Inc.	Technology	8,724	255,003	0.94%
Allison Transmission Holdings, Inc.	Capital goods	6,013	254,062	0.94%
arista Networks, Inc.	Technology	2,092	252,884	0.93%
Boston Scientific Corp.	Health care	5,795	249,806	0.92%
Vertiv Holdings Co.	Capital goods	17,398	248,965	0.92%
Lockheed Martin Corp.	Capital goods	509	247,585	0.91%
ESAB Corp.	Capital goods	6,517	243,088	0.90%
Axon Enterprise, Inc.	Capital goods	1,647	239,533	0.88%
Under Armour, Inc. Class C	Consumer cyclicals	36,374	238,616	0.88%
Gates Industrial Corp. PLC	Capital goods	21,169	236,031	0.87%
United Rentals, Inc.	Consumer cyclicals	690	217,722	0.80%
Coty, Inc. Class A	Consumer staples	32,036	214,965	0.79%
Flowserve Corp.	Capital goods	7,177	205,827	0.76%
Peloton Interactive, Inc. Class A	Consumer cyclicals	23,359	196,212	0.72%
Dentsply Sirona, Inc.	Health care	6,256	192,823	0.71%
Certara, Inc.	Health care	15,686	191,840	0.71%
Spectrum Brands Holdings, Inc.	Consumer cyclicals	4,104	189,358	0.70%
TopBuild Corp.	Basic materials	1,091	185,576	0.68%
Darling Ingredients, Inc.	Consumer staples	2,351	184,486	0.68%
Masimo Corp.	Health care	1,390	182,932	0.67%
Trex Co., Inc.	Basic materials	3,790	182,261	0.67%
Enhabit, Inc.	Health care	14,578	181,061	0.67%
Gap, Inc. (The)	Consumer cyclicals	15,891	179,089	0.66%

A BASKET (UBSPUSER) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Microsoft Corp.	Technology	55,500	$12,883,146	7.41%
Apple, Inc.	Technology	66,145	10,142,698	5.84%
Amazon.com, Inc.	Consumer cyclicals	50,668	5,190,465	2.99%
Alphabet, Inc. Class C	Technology	46,939	4,443,263	2.56%
Charles Schwab Corp. (The)	Financials	39,150	3,119,084	1.80%
UnitedHealth Group, Inc.	Health care	5,561	3,087,422	1.78%

Multi-Asset Absolute Return Fund 51

A BASKET (UBSPUSER) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Walmart, Inc.	Consumer cyclicals	21,484	$3,057,765	1.76%
Tesla, Inc.	Consumer cyclicals	13,314	3,029,399	1.74%
Union Pacific Corp.	Transportation	14,699	2,897,789	1.67%
Bank of America Corp.	Financials	79,654	2,870,717	1.65%
Northrop Grumman Corp.	Capital goods	4,937	2,710,420	1.56%
Danaher Corp.	Health care	10,687	2,689,618	1.55%
Mastercard, Inc. Class A	Consumer cyclicals	8,068	2,647,760	1.52%
O’Reilly Automotive, Inc.	Consumer cyclicals	3,036	2,541,506	1.46%
McKesson Corp.	Health care	6,464	2,516,972	1.45%
Merck & Co., Inc.	Health care	24,641	2,493,681	1.44%
Regeneron Pharmaceuticals, Inc.	Health care	3,163	2,368,291	1.36%
Visa, Inc. Class A	Financials	11,301	2,341,022	1.35%
Exxon Mobil Corp.	Energy	20,970	2,323,660	1.34%
Goldman Sachs Group, Inc. (The)	Financials	6,292	2,167,652	1.25%
Johnson Controls International PLC	Capital goods	36,143	2,090,511	1.20%
ConocoPhillips	Energy	16,484	2,078,442	1.20%
American Tower Corp.	Communication services	9,642	1,997,662	1.15%
JPMorgan Chase & Co.	Financials	15,201	1,913,472	1.10%
Elevance Health, Inc.	Health care	3,481	1,903,413	1.10%
NVIDIA Corp.	Technology	14,098	1,902,812	1.10%
Honeywell International, Inc.	Capital goods	9,025	1,841,187	1.06%
Procter & Gamble Co. (The)	Consumer staples	13,587	1,829,713	1.05%
Thermo Fisher Scientific, Inc.	Health care	3,437	1,766,677	1.02%
Citigroup, Inc.	Financials	36,923	1,693,306	0.97%
Corteva, Inc.	Basic materials	24,606	1,607,745	0.93%
NRG Energy, Inc.	Utilities and power	35,328	1,568,554	0.90%
Cadence Design Systems, Inc.	Technology	10,187	1,542,231	0.89%
Costco Wholesale Corp.	Consumer staples	2,975	1,492,102	0.86%
Intuit, Inc.	Technology	3,470	1,483,429	0.85%
AbbVie, Inc.	Health care	10,126	1,482,518	0.85%
Qualcomm, Inc.	Technology	11,915	1,401,904	0.81%
Home Depot, Inc. (The)	Consumer cyclicals	4,425	1,310,393	0.75%
Accenture PLC Class A	Technology	4,552	1,292,426	0.74%
Johnson & Johnson	Health care	7,330	1,275,230	0.73%
IQVIA Holdings, Inc.	Health care	5,820	1,220,232	0.70%
Raytheon Technologies Corp.	Capital goods	12,101	1,147,391	0.66%
Texas Instruments, Inc.	Technology	7,122	1,143,937	0.66%
Deere & Co.	Capital goods	2,884	1,141,513	0.66%
Valero Energy Corp.	Energy	9,079	1,139,906	0.66%
Meta Platforms, Inc. Class A	Technology	12,197	1,136,279	0.65%
Southwest Airlines Co.	Transportation	31,206	1,134,346	0.65%
Dexcom, Inc.	Health care	9,238	1,115,706	0.64%
Hilton Worldwide Holdings, Inc.	Consumer cyclicals	8,246	1,115,369	0.64%
Nike, Inc. Class B	Consumer cyclicals	12,022	1,114,239	0.64%

52 Multi-Asset Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/22
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$4,580	$46,901	$10,646	5/11/63	300 bp — Monthly	$(6,039)
CMBX NA BBB−.6 Index	B+/P	6,498	79,801	18,115	5/11/63	300 bp — Monthly	(11,570)
CMBX NA BBB−.6 Index	B+/P	15,001	170,103	38,613	5/11/63	300 bp — Monthly	(23,513)
Barclays Bank PLC
CMBX NA BBB−.7 Index	BB−/P	8,583	1,527,000	317,769	1/17/47	300 bp — Monthly	(308,295)
Citigroup Global Markets, Inc.
CMBX NA BB.6 Index	B-/P	237,268	1,190,880	454,797	5/11/63	500 bp — Monthly	(216,371)
CMBX NA BB.7 Index	B-/P	32,151	630,000	209,475	1/17/47	500 bp — Monthly	(176,711)
Credit Suisse International
CMBX NA BBB−.7 Index	BB−/P	41,182	521,000	108,420	1/17/47	300 bp — Monthly	(66,934)
CMBX NA BBB−.7 Index	BB−/P	477,712	6,463,000	1,344,950	1/17/47	300 bp — Monthly	(863,469)
Goldman Sachs International
CMBX NA BBB−.7 Index	BB−/P	171,603	2,462,000	512,342	1/17/47	300 bp — Monthly	(339,303)
CMBX NA BBB−.7 Index	BB−/P	587,623	7,950,000	1,654,395	1/17/47	300 bp — Monthly	(1,062,134)
JPMorgan Securities LLC
CMBX NA BBB−.8 Index	BB/P	23,391	150,000	25,215	10/17/57	300 bp — Monthly	(1,737)
Merrill Lynch International
CMBX NA BB.7 Index	B-/P	23,979	210,000	69,825	1/17/47	500 bp — Monthly	(45,642)
Upfront premium received		1,629,571		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(3,121,718)
Total		$1,629,571		Total		$(3,121,718)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2022. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Multi-Asset Absolute Return Fund 53

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/22
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$3,715	$251,708	$27,688	5/11/63	(200 bp) — Monthly	$31,305
CMBX NA BB.10 Index	(25,000)	228,000	74,146	11/17/59	(500 bp) — Monthly	48,924
CMBX NA BB.10 Index	(21,916)	210,000	68,292	11/17/59	(500 bp) — Monthly	46,172
CMBX NA BB.11 Index	(81,623)	630,000	135,576	11/18/54	(500 bp) — Monthly	53,341
CMBX NA BB.11 Index	(18,193)	193,000	41,534	11/18/54	(500 bp) — Monthly	23,153
CMBX NA BB.9 Index	(255,056)	2,471,000	781,577	9/17/58	(500 bp) — Monthly	524,119
CMBX NA BBB−.6 Index	(79,424)	296,805	67,375	5/11/63	300 bp — Monthly	(12,222)
Credit Suisse International
CMBX NA BB.10 Index	(51,729)	435,000	141,462	11/17/59	(500 bp) — Monthly	89,310
CMBX NA BB.10 Index	(55,104)	413,000	134,308	11/17/59	(500 bp) — Monthly	78,802
CMBX NA BB.7 Index	(29,194)	1,190,880	454,797	5/11/63	(500 bp) — Monthly	424,445
Goldman Sachs International
CMBX NA BB.7 Index	(43,113)	255,000	84,788	1/17/47	(500 bp) — Monthly	41,427
CMBX NA BB.7 Index	(30,568)	202,000	67,165	1/17/47	(500 bp) — Monthly	36,401
CMBX NA BB.9 Index	(21,896)	184,000	58,199	9/17/58	(500 bp) — Monthly	36,124
CMBX NA BB.9 Index	(22,144)	184,000	58,199	9/17/58	(500 bp) — Monthly	35,876
JPMorgan Securities LLC
CMBX NA BB.7 Index	(1,467,986)	2,998,000	996,835	1/17/47	(500 bp) — Monthly	(474,066)
CMBX NA BBB−.7 Index	(2,665,497)	11,354,000	2,362,767	1/17/47	(300 bp) — Monthly	(309,353)
Merrill Lynch International
CMBX NA A.6 Index	8,647	302,282	33,251	5/11/63	(200 bp) — Monthly	41,780
CMBX NA BB.10 Index	(23,898)	420,000	136,584	11/17/59	(500 bp) — Monthly	112,278
CMBX NA BB.11 Index	(273,312)	553,000	119,006	11/18/54	(500 bp) — Monthly	(154,844)

54 Multi-Asset Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	$(22,024)	$210,000	$68,292	11/17/59	(500 bp) — Monthly	$46,064
CMBX NA BB.9 Index	(22,310)	184,000	58,199	9/17/58	(500 bp) — Monthly	35,710
CMBX NA BB.9 Index	(2,789)	23,000	7,275	9/17/58	(500 bp) — Monthly	4,464
CMBX NA BBB−.7 Index	(315,451)	3,096,000	644,278	1/17/47	(300 bp) — Monthly	327,020
CMBX NA BBB−.8 Index	(15,396)	109,000	18,323	10/17/57	(300 bp) — Monthly	2,863
CMBX NA BBB−.8 Index	(5,613)	41,000	6,892	10/17/57	(300 bp) — Monthly	1,254
Upfront premium received	12,362		Unrealized appreciation		2,040,832
Upfront premium (paid)	(5,549,236)		Unrealized (depreciation)		(950,485)
Total	$(5,536,874)		Total		$1,090,347
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Multi-Asset Absolute Return Fund 55

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$3,785,989	$3,371,023	$—
Capital goods	—	717,727	—
Communication services	482,740	205,107	—
Consumer cyclicals	2,266,436	6,583,386	—
Consumer staples	3,290,152	1,374,585	—
Energy	—	2,109,283	—
Financials	3,575,051	9,079,330	—
Health care	114,481	2,796,850	—
Technology	4,001,366	16,081,201	—
Transportation	—	2,420,312	—
Utilities and power	1,226,037	32,486	9
Total common stocks	18,742,252	44,771,290	9
Asset-backed securities	—	2,760,460	—
Commodity linked notes	—	41,464,025	—
Corporate bonds and notes	—	1,074,365	—
Foreign government and agency bonds and notes	—	4,534,574	—
Investment companies	50,918,516	—	—
Mortgage-backed securities	—	46,770,135	—
U.S. government and agency mortgage obligations	—	189,817,826	—
U.S. treasury obligations	—	189,168	—
Units	325,508	—	—
Warrants	—	4,514,003	7
Short-term investments	6,168,000	317,936,574	—
Totals by level	$76,154,276	$653,832,420	$16

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(904,328)	$—	$—
TBA sale commitments	—	(87,135,548)	—
Interest rate swap contracts	—	(146,678)	—
Total return swap contracts	—	2,453,989	—
Credit default contracts	—	1,875,932	—
Totals by level	$(904,328)	$(82,952,305)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

56 Multi-Asset Absolute Return Fund

Statement of assets and liabilities 10/31/22

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $448,463,388)	$432,796,712
Repurchase agreements (identified cost of $297,190,000)	297,190,000
Cash	923,169
Foreign currency (cost $28,211) (Note 1)	28,144
Dividends, interest and other receivables	1,352,964
Receivable for shares of the fund sold	425,502
Receivable for investments sold	9,460,621
Receivable for sales of TBA securities (Note 1)	46,963,644
Receivable for variation margin on futures contracts (Note 1)	451,265
Receivable for variation margin on centrally cleared swap contracts (Note 1)	2,121,496
Unrealized appreciation on OTC swap contracts (Note 1)	29,912,066
Premium paid on OTC swap contracts (Note 1)	5,549,236
Prepaid assets	25,847
Total assets	827,200,666

LIABILITIES
Payable for investments purchased	4,568,145
Payable for purchases of TBA securities (Note 1)	147,939,520
Payable for shares of the fund repurchased	622,595
Payable for compensation of Manager (Note 2)	210,660
Payable for custodian fees (Note 2)	68,094
Payable for investor servicing fees (Note 2)	84,661
Payable for Trustee compensation and expenses (Note 2)	221,283
Payable for administrative services (Note 2)	1,103
Payable for distribution fees (Note 2)	53,062
Payable for variation margin on futures contracts (Note 1)	315,184
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,897,909
Unrealized depreciation on OTC swap contracts (Note 1)	29,489,448
Premium received on OTC swap contracts (Note 1)	1,641,933
TBA sale commitments, at value (proceeds receivable $88,386,446) (Note 1)	87,135,548
Collateral on certain derivative contracts at value (Notes 1 and 9)	6,357,168
Other accrued expenses	325,585
Total liabilities	280,931,898

Net assets	$546,268,768

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$583,168,927
Total distributable earnings (Note 1)	(36,900,159)
Total — Representing net assets applicable to capital shares outstanding	$546,268,768

(Continued on next page)

Multi-Asset Absolute Return Fund 57

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($155,627,097 divided by 14,780,473 shares)	$10.53
Offering price per class A share (100/94.25 of $10.53)*	$11.17
Net asset value and offering price per class B share ($2,900,126 divided by 288,819 shares)**	$10.04
Net asset value and offering price per class C share ($19,087,776 divided by 1,907,823 shares)**	$10.01
Net asset value, offering price and redemption price per class P share
($283,566,032 divided by 26,547,536 shares)	$10.68
Net asset value, offering price and redemption price per class R share
($2,407,059 divided by 233,927 shares)	$10.29
Net asset value, offering price and redemption price per class R6 share
($13,213,127 divided by 1,234,045 shares)	$10.71
Net asset value, offering price and redemption price per class Y share
($69,467,551 divided by 6,528,885 shares)	$10.64

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

58 Multi-Asset Absolute Return Fund

Statement of operations Year ended 10/31/22

INVESTMENT INCOME
Interest (including interest income of $35,072 from investments in affiliated issuers) (Note 5)	$9,153,641
Dividends (net of foreign tax of $892,516)	4,884,861
Securities lending (net of expenses) (Notes 1 and 5)	10,047
Total investment income	14,048,549

EXPENSES
Compensation of Manager (Note 2)	2,534,183
Investor servicing fees (Note 2)	557,279
Custodian fees (Note 2)	157,890
Trustee compensation and expenses (Note 2)	24,367
Distribution fees (Note 2)	687,396
Administrative services (Note 2)	17,200
Legal	323,146
Other	412,738
Total expenses	4,714,199
Expense reduction (Note 2)	(2,787)
Net expenses	4,711,412

Net investment income	9,337,137

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $285,896) (Notes 1 and 3)	1,257,845
Foreign currency transactions (Note 1)	(66,716)
Forward currency contracts (Note 1)	(3,621,855)
Futures contracts (Note 1)	(15,565,993)
Swap contracts (Note 1)	38,593,895
Written options (Note 1)	1,123,180
Total net realized gain	21,720,356
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments
(net of decrease in deferred foreign taxes of $578,538)	(32,646,056)
Assets and liabilities in foreign currencies	8,338
Forward currency contracts	3,265,181
Futures contracts	4,290,559
Swap contracts	22,649,781
Written options	(382)
Total change in net unrealized depreciation	(2,432,579)

Net gain on investments	19,287,777

Net increase in net assets resulting from operations	$28,624,914

The accompanying notes are an integral part of these financial statements.

Multi-Asset Absolute Return Fund 59

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/22	Year ended 10/31/21
Operations
Net investment income	$9,337,137	$6,419,330
Net realized gain on investments
and foreign currency transactions	21,720,356	22,146,180
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(2,432,579)	(28,962,114)
Net increase (decrease) in net assets resulting
from operations	28,624,914	(396,604)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,092,344)	—
Class P	(3,401,561)	—
Class R	(10,798)	—
Class R6	(229,713)	—
Class Y	(668,992)	—
From net realized long-term gain on investments
Class A	(2,068,705)	—
Class B	(49,943)	—
Class C	(331,538)	—
Class P	(3,668,800)	—
Class R	(28,120)	—
Class R6	(258,686)	—
Class Y	(929,156)	—
Decrease from capital share transactions (Note 4)	(91,442,658)	(173,370,645)
Total decrease in net assets	(75,556,100)	(173,767,249)

NET ASSETS
Beginning of year	621,824,868	795,592,117
End of year	$546,268,768	$621,824,868

The accompanying notes are an integral part of these financial statements.

60 Multi-Asset Absolute Return Fund

This page left blank intentionally.

Multi-Asset Absolute Return Fund 61

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From net	net realized	From		Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	gain on	return	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss)[a]	investments	operations	income	investments	of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[e]
Class A
October 31, 2022	$10.24	.14	.35	.49	(.07)	(.13)	—	(.20)	—	$10.53	4.73	$155,627	1.03[i]	1.34	883
October 31, 2021	10.29	.08	(.13)	(.05)	—	—	—	—	—	10.24	(.49)	175,325	.88[d]	.73[d]	1,040
October 31, 2020	11.47	.17	(1.35)	(1.18)	—	—	—	—	—	10.29	(10.29)	226,129	.86[d]	1.56[d]	416
October 31, 2019	11.39	.27	.18	.45	(.37)	—	—[h]	(.37)	—	11.47	4.24	285,722	.89[d]	2.36[d]	638
October 31, 2018	12.34	.23	(.88)	(.65)	(.24)	(.06)	—	(.30)	—[f]	11.39	(5.43)	357,330	1.02[d,g]	1.96[d]	479
Class B
October 31, 2022	$9.78	.05	.34	.39	—	(.13)	—	(.13)	—	$10.04	3.95	$2,900	1.78[i]	.53	883
October 31, 2021	9.90	(.01)	(.11)	(.12)	—	—	—	—	—	9.78	(1.21)	4,194	1.63[d]	(.06)[d]	1,040
October 31, 2020	11.12	.09	(1.31)	(1.22)	—	—	—	—	—	9.90	(10.97)	9,037	1.61[d]	.85[d]	416
October 31, 2019	11.04	.18	.18	.36	(.28)	—	—[h]	(.28)	—	11.12	3.48	16,092	1.64[d]	1.62[d]	638
October 31, 2018	11.95	.14	(.86)	(.72)	(.13)	(.06)	—	(.19)	—[f]	11.04	(6.11)	26,759	1.77[d,g]	1.20[d]	479
Class C
October 31, 2022	$9.75	.05	.34	.39	—	(.13)	—	(.13)	—	$10.01	3.97	$19,088	1.78[i]	.54	883
October 31, 2021	9.86	(.01)	(.10)	(.11)	—	—	—	—	—	9.75	(1.12)	28,284	1.63[d]	(.08)[d]	1,040
October 31, 2020	11.08	.09	(1.31)	(1.22)	—	—	—	—	—	9.86	(11.01)	73,200	1.61[d]	.86[d]	416
October 31, 2019	11.01	.18	.18	.36	(.29)	—	—[h]	(.29)	—	11.08	3.47	139,156	1.64[d]	1.62[d]	638
October 31, 2018	11.93	.14	(.86)	(.72)	(.14)	(.06)	—	(.20)	—[f]	11.01	(6.13)	201,582	1.77[d,g]	1.22[d]	479
Class P
October 31, 2022	$10.39	.19	.35	.54	(.12)	(.13)	—	(.25)	—	$10.68	5.16	$283,566	.60[i]	1.79	883
October 31, 2021	10.39	.12	(.12)	—[h]	—	—	—	—	—	10.39	—	305,551	.46[d]	1.19[d]	1,040
October 31, 2020	11.54	.21	(1.36)	(1.15)	—	—	—	—	—	10.39	(9.97)	277,872	.46[d]	1.92[d]	416
October 31, 2019	11.47	.31	.18	.49	(.42)	—	—[h]	(.42)	—	11.54	4.58	258,501	.50[d]	2.77[d]	638
October 31, 2018	12.42	.29	(.90)	(.61)	(.28)	(.06)	—	(.34)	—[f]	11.47	(5.03)	220,539	.63[d,g]	2.42[d]	479
Class R
October 31, 2022	$10.02	.11	.34	.45	(.05)	(.13)	—	(.18)	—	$10.29	4.45	$2,407	1.28[i]	1.12	883
October 31, 2021	10.09	.05	(.12)	(.07)	—	—	—	—	—	10.02	(.69)	2,237	1.13[d]	.51[d]	1,040
October 31, 2020	11.27	.14	(1.32)	(1.18)	—	—	—	—	—	10.09	(10.47)	2,607	1.11[d]	1.33[d]	416
October 31, 2019	11.20	.24	.17	.41	(.34)	—	—[h]	(.34)	—	11.27	3.93	3,746	1.14[d]	2.13[d]	638
October 31, 2018	12.16	.19	(.86)	(.67)	(.23)	(.06)	—	(.29)	—[f]	11.20	(5.65)	4,377	1.27[d,g]	1.65[d]	479
Class R6
October 31, 2022	$10.42	.17	.36	.53	(.11)	(.13)	—	(.24)	—	$10.71	5.10	$13,213	.64[i]	1.62	883
October 31, 2021	10.42	.12	(.12)	—[h]	—	—	—	—	—	10.42	—	21,626	.50[d]	1.13[d]	1,040
October 31, 2020	11.58	.21	(1.37)	(1.16)	—	—	—	—	—	10.42	(10.02)	10,764	.50[d]	1.93[d]	416
October 31, 2019	11.50	.31	.18	.49	(.41)	—	—[h]	(.41)	—	11.58	4.60	13,717	.54[d]	2.73[d]	638
October 31, 2018	12.45	.27	(.88)	(.61)	(.28)	(.06)	—	(.34)	—[f]	11.50	(5.06)	13,971	.67[d,g]	2.29[d]	479

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

62 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 63

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From net	net realized	From		Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	gain on	return	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss)[a]	investments	operations	income	investments	of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[e]
Class Y
October 31, 2022	$10.35	.17	.34	.51	(.09)	(.13)	—	(.22)	—	$10.64	4.92	$69,468	.78[i]	1.65	883
October 31, 2021	10.36	.10	(.11)	(.01)	—	—	—	—	—	10.35	(.10)	84,608	.63[d]	.98[d]	1,040
October 31, 2020	11.52	.21	(1.37)	(1.16)	—	—	—	—	—	10.36	(10.07)	195,984	.61[d]	1.89[d]	416
October 31, 2019	11.45	.30	.17	.47	(.40)	—	—[h]	(.40)	—	11.52	4.39	409,994	.64[d]	2.61[d]	638
October 31, 2018	12.40	.26	(.88)	(.62)	(.27)	(.06)	—	(.33)	—[f]	11.45	(5.16)	679,839	.77[d,g]	2.19[d]	479

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
October 31, 2021	0.02%
October 31, 2020	0.04
October 31, 2019	0.03
October 31, 2018	0.02

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Barclay’s Capital Inc. which amounted to less than $0.01 per share outstanding on November 20, 2017.

g Includes one-time merger costs of 0.01%.

h Amount represents less than $0.01 per share.

i Includes one-time merger costs of 0.05%.

The accompanying notes are an integral part of these financial statements.

64 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 65

Notes to financial statements 10/31/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2021 through October 31, 2022.

Putnam Multi-Asset Absolute Return Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek a positive total return. In pursuing a positive total return, the fund’s strategies are generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. The fund aims to accomplish this objective by combining “directional” strategies and “non-directional” strategies. The directional strategies seek efficient, diversified exposure to investment markets. They also seek to balance risk and provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The non-directional strategies aim to provide positive returns that have minimal correlation with traditional asset classes, such as equities or equity-like investments. The non-directional strategies are generally implemented using paired long and short positions in an effort to capitalize on long-term market inefficiencies and short-term opportunities. The non-directional strategies may involve the use of active trading strategies, currency transactions and options transactions.

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class P∆	None	None	None
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

∆ Only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

66 Multi-Asset Absolute Return Fund

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swaps taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return

Multi-Asset Absolute Return Fund 67

swaps in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $303,168,630 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting

68 Multi-Asset Absolute Return Fund

from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts

Multi-Asset Absolute Return Fund 69

are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

70 Multi-Asset Absolute Return Fund

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Multi-Asset Absolute Return Fund 71

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,898,929 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $1,307,582 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a

72 Multi-Asset Absolute Return Fund

commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$57,793,702	$22,316,738	$80,110,440

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, foreign taxes paid on capital gains, unrealized gains and losses on certain futures contracts, realized gains and losses on passive investment companies, income on swap contracts, interest-only securities and non-deductible merger expenses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $50,649,682 to increase undistributed net investment income, $290,707 to decrease paid-in capital and $50,358,975 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$55,895,814
Unrealized depreciation	(92,894,392)
Net unrealized depreciation	(36,998,578)
Undistributed ordinary income	80,456,622
Capital loss carryforward	(80,110,440)
Cost for federal income tax purposes	$683,128,657

Multi-Asset Absolute Return Fund 73

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

Prior to April 30, 2018, the annual rates were as follows:

1.030%	of the first $5 billion,	0.830%	of the next $50 billion,
0.980%	of the next $5 billion,	0.810%	of the next $50 billion,
0.930%	of the next $10 billion,	0.800%	of the next $100 billion and
0.880%	of the next $10 billion,	0.795%	of any excess thereafter.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofA U.S. Treasury Bill Index plus 5.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/- 0.20%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to April 30, 2018, the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease was calculated monthly based on a performance adjustment rate that was equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofA U.S. Treasury Bill Index plus 7.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate was +/- 0.28%. Each month, the performance adjustment rate was multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount was added to, or subtracted from, the base fee for that month. The monthly base fee was determined based on the fund’s average net assets for the month, while the performance adjustment was determined based on the fund’s average net assets over the performance period of up to thirty-six months.

The management contract also provides for a reduction of the management fee for the fund in any circumstance where the fee payable by the fund is higher than what the management fee would have been under the prior fee schedule in effect for the fund prior to the fund’s merger with Putnam Absolute Return 500 Fund on April 30, 2018 (the “Prior Management Contract”). Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been payable under the Prior Management Contract.

74 Multi-Asset Absolute Return Fund

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.429% of the fund’s average net assets, which included an effective base fee of 0.716% and a decrease of 0.287% ($1,692,599) based on performance.

Putnam Management has contractually agreed, through February 28, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed-income portion of the fund managed by PIL (prior to July 1, 2022, the annual rate was 0.35% of the average net assets of the portion of the fund managed by PIL).

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund’s assets for which PAC is engaged as sub-advisor and 0.20% of the average net assets of the fixed-income portion of the fund’s assets for which PAC is engaged as sub-advisor (prior to July 1, 2022, the annual rate was 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$314,868	Class R	4,345
Class B	6,620	Class R6	9,175
Class C	44,980	Class Y	146,991
Class P	30,300	Total	$557,279

Multi-Asset Absolute Return Fund 75

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,787 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $488, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$408,537
Class B	1.00%	1.00%	34,331
Class C	1.00%	1.00%	233,247
Class R	1.00%	0.50%	11,281
Total			$687,396

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,186 from the sale of class A shares and received $308 and $406 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $27 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,701,800,530	$2,745,151,906
U.S. government securities (Long-term)	—	—
Total	$2,701,800,530	$2,745,151,906

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

76 Multi-Asset Absolute Return Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	1,352,016	$14,077,436	3,011,736	$30,981,100
Shares issued in connection with
reinvestment of distributions	295,093	3,048,312	—	—
	1,647,109	17,125,748	3,011,736	30,981,100
Shares repurchased	(3,984,147)	(41,394,648)	(7,878,768)	(81,520,661)
Net decrease	(2,337,038)	$(24,268,900)	(4,867,032)	$(50,539,561)

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	850	$8,439	1,142	$11,315
Shares issued in connection with
reinvestment of distributions	4,873	48,336	—	—
	5,723	56,775	1,142	11,315
Shares repurchased	(145,487)	(1,447,488)	(485,367)	(4,823,688)
Net decrease	(139,764)	$(1,390,713)	(484,225)	$(4,812,373)

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	146,582	$1,453,656	79,919	$790,928
Shares issued in connection with
reinvestment of distributions	32,907	325,118	—	—
	179,489	1,778,774	79,919	790,928
Shares repurchased	(1,172,742)	(11,621,548)	(4,599,338)	(45,289,002)
Net decrease	(993,253)	$(9,842,774)	(4,519,419)	$(44,498,074)

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class P	Shares	Amount	Shares	Amount
Shares sold	9,756,524	$102,740,875	20,081,370	$209,465,132
Shares issued in connection with
reinvestment of distributions	677,238	7,070,361	—	—
	10,433,762	109,811,236	20,081,370	209,465,132
Shares repurchased	(13,287,312)	(139,821,210)	(17,416,108)	(181,543,147)
Net increase (decrease)	(2,853,550)	$(30,009,974)	2,665,262	$27,921,985

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class R	Shares	Amount	Shares	Amount
Shares sold	22,877	$233,833	34,698	$351,074
Shares issued in connection with
reinvestment of distributions	3,846	38,918	—	—
	26,723	272,751	34,698	351,074
Shares repurchased	(16,009)	(162,721)	(69,882)	(706,575)
Net increase (decrease)	10,714	$110,030	(35,184)	$(355,501)

Multi-Asset Absolute Return Fund 77

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	127,451	$1,348,775	2,121,668	$22,057,975
Shares issued in connection with
reinvestment of distributions	10,880	113,912	—	—
	138,331	1,462,687	2,121,668	22,057,975
Shares repurchased	(980,545)	(10,426,851)	(1,078,159)	(11,294,831)
Net increase (decrease)	(842,214)	$(8,964,164)	1,043,509	$10,763,144

	YEAR ENDED 10/31/22		YEAR ENDED 10/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,588,673	$27,344,382	1,367,432	$14,256,360
Shares issued in connection with
reinvestment of distributions	141,288	1,472,221	—	—
	2,729,961	28,816,603	1,367,432	14,256,360
Shares repurchased	(4,378,792)	(45,892,766)	(12,099,866)	(126,106,625)
Net decrease	(1,648,831)	$(17,076,163)	(10,732,434)	$(111,850,265)

At the close of the reporting period, the Putnam RetirementReady Funds owned 51.5% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/21	cost	proceeds	income	of 10/31/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$11,679,600	$199,549,234	$211,228,834	$6,306	$—
Putnam Short Term
Investment Fund**	154,801,408	—	154,801,408	35,072	—
Total Short-term
investments	$166,481,008	$199,549,234	$366,030,242	$41,378	$—

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

78 Multi-Asset Absolute Return Fund

The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Actions by Trustees

The Trustees of the Putnam Funds have approved a plan to merge the fund into Putnam Multi-Asset Income Fund. The proposed merger was approved by shareholders of the fund at a shareholder meeting held on October 12, 2022. The merger is expected to occur on or about February 17, 2023.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$3,000
Purchased currency option contracts (contract amount)	$13,400,000
Purchased swap option contracts (contract amount)	$10,100,000
Written equity option contracts (contract amount)	$3,000
Written currency option contracts (contract amount)	$1,000,000
Futures contracts (number of contracts)	3,000
Forward currency contracts (contract amount)	$233,400,000
Centrally cleared interest rate swap contracts (notional)	$282,800,000
OTC total return swap contracts (notional)	$1,354,000,000
Centrally cleared total return swap contracts (notional)	$41,800,000
OTC credit default contracts (notional)	$115,900,000
Centrally cleared credit default contracts (notional)	$31,300,000
Warrants (number of warrants)	3,300,000

Multi-Asset Absolute Return Fund 79

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$6,627,221	Payables	$4,751,289
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	33,602,622*	Unrealized depreciation	25,558,949*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	4,679,849*	Unrealized depreciation	6,806,529*
Total		$44,909,692		$37,116,767

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(2,759,083)	$(2,759,083)
Foreign exchange
contracts	—	(713,713)	—	(3,621,855)	—	$(4,335,568)
Equity contracts	(718,327)	739,750	(3,617,434)	—	56,858,535	$53,262,524
Interest rate
contracts	—	137,577	(11,948,559)	—	(15,505,557)	$(27,316,539)
Total	$(718,327)	$163,614	$(15,565,993)	$(3,621,855)	$38,593,895	$18,851,334

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$11,405,385	$11,405,385
Foreign exchange
contracts	—	742,072	—	3,265,181	—	$4,007,253
Equity contracts	(121,512)	—	1,002,942	—	6,712,368	$7,593,798
Interest rate
contracts	—	130,213	3,287,617	—	4,532,028	$7,949,858
Total	$(121,512)	$872,285	$4,290,559	$3,265,181	$22,649,781	$30,956,294

80 Multi-Asset Absolute Return Fund

This page left blank intentionally.

Multi-Asset Absolute Return Fund 81

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc.	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Royal Bank of Canada	UBS AG	Total
Assets:
Centrally cleared interest
rate swap contracts§	$—	$—	$—	$2,121,496	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,121,496
OTC Total return swap
contracts*#	5,218,707	231,013	—	—	—	2,002,764	—	—	11,003,426	—	—	—	—	—	9,415,324	27,871,234
OTC Credit default
contracts — protection
sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	1,192,289	728,584	267,549	—	3,350,064	287,777	800,958	—	—	6,627,221
Futures contracts§	—	—	—	—	255,624	—	—	—	—	—	195,641	—	—	—	—	451,265
Repurchase agreements**	—	—	50,000,000	—	82,390,000	—	82,400,000	—	—	—	—	—	—	82,400,000	—	297,190,000
Total Assets	$5,218,707	$231,013	$50,000,000	$2,121,496	$82,645,624	$2,002,764	$83,592,289	$728,584	$11,270,975	$—	$3,545,705	$287,777	$800,958	$82,400,000	$9,415,324	$334,261,216
Liabilities:
Centrally cleared interest
rate swap contracts§	—	—	—	1,897,909	—	—	—	—	—	—	—	—	—	—	—	1,897,909
OTC Total return swap
contracts*#	6,115,436	—	—	—	—	950,067	—	—	9,214,298	24,435	—	—	—	—	9,113,009	25,417,245
OTC Credit default
contracts — protection
sold*#	67,201	316,878	—	—	—	—	662,501	1,449,297	2,160,663	—	25,128	69,621	—	—	—	4,751,289
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	19,775	—	—	—	—	—	295,409	—	—	—	—	315,184
Reverse repurchase
agreements	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Liabilities	$6,182,637	$316,878	$—	$1,897,909	$19,775	$950,067	$662,501	$1,449,297	$11,374,961	$24,435	$320,537	$69,621	$—	$—	$9,113,009	$32,381,627
Total Financial and
Derivative Net Assets	$(963,930)	$(85,865)	$50,000,000	$223,587	$82,625,849	$1,052,697	$82,929,788	$(720,713)	$(103,986)	$(24,435)	$3,225,168	$218,156	$800,958	$82,400,000	$302,315	$301,879,589
Total collateral received
(pledged)†##	$(812,822)	$(85,865)	$50,000,000	$—	$82,625,849	$450,000	$82,929,788	$100,000	$—	$160,000	$3,225,168	$189,168	$799,000	$82,400,000	$302,315
Net amount	$(151,108)	$—	$—	$223,587	$—	$602,697	$—	$(820,713)	$(103,986)	$(184,435)	$—	$28,988	$1,958	$—	$—

82 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 83

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc.	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Royal Bank of Canada	UBS AG	Total
Controlled collateral
received (including TBA
commitments)**	$—	$—	$—	$—	$—	$450,000	$539,000	$100,000	$—	$160,000	$3,250,000	$189,168	$799,000	$—	$870,000	$6,357,168
Uncontrolled collateral
received	$—	$—	$51,027,220	$—	$84,037,800	$—	$84,048,501	$—	$—	$—	$—	$—	$—	$84,055,109	$—	$303,168,630
Collateral (pledged)
(including TBA
commitments)**	$(812,822)	$(494,760)	$—	$—	$(194,571)	$—	$(837,145)	$—	$—	$—	$(688,449)	$—	$—	$—	$—	$(3,027,747)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $3,899,877 and $2,204,065, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The adoption of the guidance will not have a material impact on the fund’s financial statements.

84 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 85

Federal tax information (Unaudited)

For the reporting period, the fund hereby designates 2.46%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $5,403,408 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

86 Multi-Asset Absolute Return Fund

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	3,583,882,479	32,417,735
Barbara M. Baumann	3,584,377,892	31,922,322
Katinka Domotorffy	3,584,956,517	31,343,697
Catharine Bond Hill	3,586,682,827	29,617,387
Kenneth R. Leibler	3,569,431,371	46,868,843
Jennifer Williams Murphy	3,581,263,937	35,036,277
Marie Pillai	3,578,125,932	38,174,282
George Putnam, III	3,576,315,198	39,985,016
Robert L. Reynolds	3,579,411,077	36,889,137
Manoj P. Singh	3,582,573,738	33,726,476
Mona K. Sutphen	3,588,302,923	27,997,291

October 12, 2022 special meeting

A proposal to approve an Agreement and Plan of Reorganization regarding the merger of the fund into Putnam Multi-Asset Income Fund was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
36,727,674	95,829	206,591	—

All tabulations are rounded to the nearest whole number.

Multi-Asset Absolute Return Fund 87

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann
Born 1955, Trustee since 2010,
Vice Chair since 2022
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler
Born 1949, Trustee since 2006,
Vice Chair from 2016 to 2018,
Chair since 2018
Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy
Born 1964, Trustee since 2022
Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai
Born 1954, Trustee since 2022
Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

88 Multi-Asset Absolute Return Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2022, there were 102 funds in the Putnam fund complex, including 96 Putnam Funds and six funds in Putnam ETF Trust. Each Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Multi-Asset Absolute Return Fund 89

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

90 Multi-Asset Absolute Return Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Core Equity Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Focused Equity Fund	Floating Rate Income Fund
Focused International Equity Fund	Global Income Trust
International Capital Opportunities Fund	Government Money Market Fund*
International Equity Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Multi-Asset Absolute Return Fund 91

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

92 Multi-Asset Absolute Return Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
Independent Registered	Vice President, Treasurer,	Vice President and
Public Accounting Firm	and Clerk	Chief Legal Officer
PricewaterhouseCoopers LLP
	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Multi-Asset Absolute Return Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2022	$136,592	$26,500*	$17,651	$ —
October 31, 2021	$135,406	$ —	$21,733	$ —

*	Fees related to a merger

For the fiscal years ended October 31, 2022 and October 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $342,434 and $286,632 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2022	$ —	$298,283	$ —	$ —
October 31, 2021	$ —	$264,899	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 29, 2022